NON EXCLUSIVE AGREEMENT

Exhibit 10.2

INTERNET-BASED SALES

NON-EXCLUSIVE

AUTHORIZED AGENCY AGREEMENT

BETWEEN

CINGULAR WIRELESS, LLC,

d/b/a CINGULAR WIRELESS

AND

INPHONIC, INC

Exhibits

Exhibit A - Area

Exhibit B - Authorized Cingular Services

Exhibit C - Compensation

Exhibit D - Omitted Intentionally

Exhibit E - Omitted Intentionally

Exhibit F - Nondiscrimination Compliance Agreement

Exhibit G - Omitted Intentionally

Exhibit H - Cingular Agent Operations Manual

Exhibit I - Cingular Equipment Return Policy

Exhibit J - Subagents

Exhibit K - Electronic Signature requirements for electronic commerce

THIS AUTHORIZED AGENCY AGREEMENT, effective August 1, 2003 (the “Agreement”) is between Cingular Wireless, LLC, doing business as Cingular Wireless (“Cingular”) and InPhonic, Inc., a Delaware Corporation (“Agent”).

RECITALS:

Whereas, Cingular is involved in the development, establishment and sale of Wireless Communications Service (“WCS”) which requires the use by WCS subscribers (“Subscribers”) of personal communications equipment (“Equipment”); and

Whereas, Cingular operates a WCS system in the geographic service area(s) defined in this Agreement, and desires to provide WCS in these areas to Subscribers through authorized agents, Resellers, distributors, retailers, direct sales and other channels of distribution; and

Whereas, Cingular has adopted and used or intends to adopt and use certain valuable trademarks and service marks, symbols, logos and other identifying indicia (“Marks”) in the provision of its WCS and Equipment; and

Whereas, Agent is desirous of selling Cingular’s WCS as an Authorized Agent of Cingular and is desirous of selling Equipment, and providing basic Equipment testing/troubleshooting service for Subscribers to utilize WCS; and

NON EXCLUSIVE AGREEMENT

Whereas, Cingular and Agent further agree that Agent shall sell or lease, and shall provide testing and troubleshooting services for Equipment, and shall be licensed to use certain Marks in its business operations, as more specifically detailed hereinafter.

Now, therefore, in consideration of the mutual promises herein contained, it is hereby agreed as follows:

1. Definitions

“Activation” or “Activated” - means the initiation of Cingular’s WCS in a Subscriber’s Equipment.

“Affiliate” - a Person is an affiliate of an entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person.

“Area” - means the geographic area described on Exhibit A, in which Cingular markets WCS.

“Authorized Cingular Services” - means those services provided by Cingular that Agent is authorized hereunder to sell on behalf of Cingular, including WCS, and any other services set forth on Exhibit B, as amended in writing from time to time by the parties.

“Churn” - means a measurement of Subscriber turnover that takes into consideration the number of current subscribers activated by Agent, and the number of Subscribers Activated by Agent who have terminated WCS Service, or have had their WCS account terminated, cancelled or suspended by Cingular, including but not limited to, termination or suspension for failure to pay charges when due. The formula and time frames for calculating Churn may be revised from time to time.

“Equipment” - means the personal communications equipment needed for using WCS.

“CMRS” or “Commercial Mobile Radio Services” - means any and all services that: (A) fit the definition of commercial mobile services pursuant to Section 332 of the Communications Act, (47 U.S.C. § 332); (B) are subject to regulation as Commercial Mobile Radio Services by the FCC under the orders set forth in implementation of Sections 3(n) and 332 of the Communications Act; Regulatory Treatment of Mobile Services (cc Docket No. 930252) or such other orders or rules as may be in effect from time to time; or (C) are the functional equivalent of a commercial mobile service as defined in 47 U.S.C. § 332. CMRS shall in any event include all forms of specialized mobile radio service (SMR and ESMR), cellular service, personal communications services and one and two way communication services provided by a communication common carrier and commonly referred to as paging services.

“CPNI” or “Customer Proprietary Network Information” - means “customer proprietary network information” as that term is defined in Section 222 of the Telecommunications Act (47 U.S.C. § 222).

NON EXCLUSIVE AGREEMENT

“Marks” - means any and all trademarks, service marks, trade names, insignia, symbols, logos, or decorative designs, which Cingular owns, or is licensed or sublicensed to use, in connection with WCS or products relating thereto.

“Paging Services” - means paging services as defined in Section 22.99 of the Telecommunications Act (47 CFR § 22.99)

“Person” - means any person, association, partnership, co-partnership, corporation, joint stock company, trust, or other entity however organized.

“Reseller” - means any Person that purchases bulk quantities of CMRS from a CMRS carrier for resale distribution, directly or indirectly, to ultimate users of CMRS, which users become Reseller’s customers, and not the customers of the underlying CMRS carrier.

“Subscriber” - means any customer enrolled by Agent and whose WCS is Activated, provided that each WCS telephone number assigned to a customer of Cingular’s WCS is deemed to be a separate Subscriber, regardless of how many WCS telephone numbers may be assigned to or used by any one customer.

“Subscriber List Information” - means “subscriber list information” as defined in Section 222 of the Telecommunications Act (47 U.S.C. § 222).

“Successor” - means any Person that succeeds to or acquires the rights, title or interests of another.

“WCS” - means any and all the CMRS services provided by Cingular in the Area.

2. Acknowledgments and Representations

a)	Cingular and Agent acknowledge that they have read this Agreement and understand and accept the terms, conditions and covenants contained herein as being reasonable and necessary to maintain Cingular’s high standards for WCS and thereby protect and preserve the goodwill of Cingular’s WCS and its Marks.

b)	Agent acknowledges that Cingular’s ability to operate a WCS system is conditioned upon the continuing validity of a FCC license. Agent recognizes that Cingular’s ability to operate a WCS system may be affected by state and federal court decisions, state and federal regulatory approvals, and/or the maintenance of necessary contractual arrangements. Agent agrees that if Cingular is prohibited from, or otherwise ceases, selling WCS in the Area, Cingular may declare this Agreement, or any part herein, null and void with no penalty.

c)	Cingular expressly disclaims the making of, and Agent acknowledges that it has not received or relied upon, any representation as to the gross compensation or revenue that it may earn as a result of its agency relationship with Cingular and acknowledges that it has no knowledge of any representations relating to its agency relationship with Cingular by an officer, employee or agent of Cingular that are contrary to the terms herein. Agent has made material representations to Cingular in its application for appointment as an authorized Agent of Cingular and Cingular has relied upon such representations as a material inducement to enter into this Agreement with Agent.

NON EXCLUSIVE AGREEMENT

d)	Agent and Cingular mutually agree that they shall not have any liability to the other for any special, consequential, incidental, or indirect damages, or lost profits or revenues, even if advised of the possibility of such damages.

3. Relationships of the Parties

a)	Subject to all of the terms and conditions herein, Agent shall, within the Area, solicit and contract subscribers for Authorized Cingular Services.

b)	Agent acknowledges that this is a nonexclusive agreement with respect to Cingular and Cingular expressly reserves the right without obligation or liability to Agent, to market in the same Area served by Agent, Authorized Cingular Services, any other Cingular WCS and Equipment, and any other products and services offered by Cingular or its Affiliates, whether through Cingular’s own representatives or through others including, but not limited to, other authorized exclusive or nonexclusive agents, exclusive or nonexclusive dealers, as well as Resellers, distributors, and retailers. Cingular also reserves the right to alter, or subtract from the Authorized Cingular Services set forth in Exhibit B at any time and for any reason and shall provide as much prior notice as reasonably possible. Agent also acknowledges and understands that Cingular or its Affiliates may establish other retail or wholesale locations within the Area which offer products or services of Cingular (or its Affiliates) which may be in competition with Agent.

c)	Agent acknowledges and agrees that Agent has been engaged to sell WCS at the rates that Cingular publishes in its rate plan brochures as revised from time to time (the “Published Rates”). Agent does not have the authority to vary the Published Rates or any terms of WCS as determined by Cingular from time to time. Further, Agent does not have the authority under this agreement, unless specifically authorized in writing by Cingular, to Activate individual lines on behalf of anyone qualifying to receive the rates set out in a competitive bid by Cingular.

d)	In the Area, Agent shall operate in accordance with such standards as Cingular may from time to time prescribe for Internet-Based distribution. The current standards are attached hereto as Exhibit K. Agent acknowledges and agrees that this Agreement does not authorize Agent to make sales via telemarketing.

e)	Agent acknowledges and agrees that its sole relationship with Cingular with respect to the Area is as described herein, and that during the term of this Agreement it shall not have any other direct or indirect relationship with Cingular, including but not limited to, as a Reseller of Cingular’s WCS.

f)	Upon enrollment of a particular Subscriber, such Subscriber shall become a customer of Cingular, and Cingular shall offer and furnish such customer billing services as Cingular deems appropriate. Cingular shall be responsible for collection of any charges for WCS from Subscribers.

NON EXCLUSIVE AGREEMENT

g)	With the sole exception of selling Authorized Cingular Services to Subscribers enrolled by Agent for the account of Cingular with respect to which Agent acts as an agent of Cingular and owes Cingular the fiduciary and other obligations of an agent to its principal, Cingular and Agent acknowledge and agree that their agency relationship arising from this Agreement does not constitute or create a general agency, joint venture, partnership, employment relationship or franchise between them.

h)	Agent hereby represents that Agent is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the employee or agent of Cingular (except as noted in the previous paragraph); that the Persons performing Services hereunder are not employees or agents of Cingular; that Agent has and hereby retains the right to exercise full control of and supervision over the performance of Agent’s obligations hereunder and full control over the employment, direction, compensation and discharge of all employees, contractors or agents of Agent assisting in the performance of such obligations; that Agent will be solely responsible for all matters relating to payment of such employees, contractors or agents, including compliance with workers’ compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such matters; and that Agent will be responsible for Agent’s own acts and those of Agent’s employees, contractors and agents during the performance of Agent’s obligations under this Agreement.

i)	Agent acknowledges that compensation paid and other terms and conditions for adding Subscribers to Cingular’s services may vary among agents and other distributors of Cingular’s services in Cingular’s sole discretion.

4. Relationship with Sub-Agents

a)	Agent may enter into agreements with any Person (subject to the conditions stated herein) to sell Cingular’s Authorized Cingular Services on behalf of Agent (“Sub-Agent”). Agent shall provide Cingular with prior written request, including such information as Cingular shall require from time to time, of its desire to contract with a subagent. Agent shall not enter into any agreement with a Sub-Agent until Cingular has approved such Sub-Agent. Notwithstanding anything herein, Cingular shall have the right to disapprove at any time any previously approved Sub-Agent, and Agent shall immediately terminate its Sub-Agency relationship with such Sub-Agents. All approved Sub-Agents shall be listed in Exhibit J (Sub-Agents), as amended in writing from time to time by the parties. Agent shall have provisions in its agreement with all Sub-Agents allowing Agent to terminate its relationship with any Sub-Agent Cingular has notified Agent is disapproved. Upon request of Cingular, Agent shall provide a list of all Sub-Agents.

b)	Cingular shall have the right to require the immediate removal of any Sub-Agent whose acts or omissions would, if committed or omitted by Agent, constitute a breach of, or default under, this Agreement by Agent. In the event of any such Sub-Agent act or omission, Cingular shall have the additional right, notwithstanding anything to the contrary herein, to rescind Agent’s right to operate through such Sub-Agent.

NON EXCLUSIVE AGREEMENT

c)	Agent understands and agrees that Sub-Agents of Agent shall not be permitted to use Cingular Marks in any manner whatsoever. Any unauthorized use of Cingular Marks by a Sub-Agent shall be grounds for immediate termination of this Agreement, in addition to Cingular’s right to any other remedies under law or equity.

d)	Agent may not delegate its responsibilities under this Agreement to any Sub-Agent, and shall remain liable to Cingular pursuant to the terms of this Agreement for any act or omission of a Sub-Agent notwithstanding any agreement with a Sub-Agent. Agent shall indemnify, defend and hold Cingular harmless for the acts or omissions of any Sub-Agents or any breach of this Agreement by any Sub-Agents.

e)	Notwithstanding anything herein to the contrary, if Agent breaches any provision in this Section 4, Cingular’s remedies shall include, but not be limited to:

i)	rescinding Agent’s right to operate through Sub-Agents,

ii)	suspension of compensation due Agent for Subscribers activated through Sub-Agent;

iii)	immediate termination of this Agreement.

5. Agent Responsibilities

a)	Agent agrees to provide sufficient personnel, materials and advertising to actively promote Authorized Cingular Services in a quality manner, and to maintain appropriate Web Site to enhance the sale of Authorized Cingular Services.

b)	Agent will offer Authorized Cingular Services to Subscribers subject to all of the applicable terms and conditions of Cingular’s then most current form of contract for customers.

c)	Agent agrees to maintain sufficient workers compensation insurance and Commercial General Liability (“CGL”) insurance to protect Cingular and its Affiliates from all claims of liabilities arising out of or in connection with this Agreement or Agent’s performance under this Agreement, including but not limited to the acts, omissions, and/or representations of Agent and its officers, employees and representatives. Cingular and its Affiliates shall be named as “additional insureds” on each CGL policy, and each workers compensation insurance policy and/or CGL policy shall contain a waiver of subrogation clause. Such insurance coverage shall be maintained under one or more policies of insurance from a recognized insurance company qualified to do business within the Area providing minimum liability protection of one million dollars ($1,000,000) per occurrence for bodily and personal injury and death and one million dollars ($1,000,000) per occurrence of property damage. Each such insurance policy shall provide for not less than thirty (30) days prior notice to all insureds of any modifications, cancellation or non-renewal. Cingular may, at any time and with ninety (90) days prior notice to Agent, require Agent to increase its coverage of any type of insurance in reasonable amounts and to require different or additional kinds of insurance, to reasonably reflect inflation, identification of special risks, changes in law or standards of liability, higher damage awards or other reasonable changes in circumstances. Upon request by Cingular, Agent shall furnish proof satisfactory to Cingular that insurance coverage required hereunder is in force.

NON EXCLUSIVE AGREEMENT

d)	Agent agrees to maintain operations and follow procedures that are in full compliance with Cingular’s requirements as specified in Cingular’s manuals and training guides as may be amended and distributed from time to time, and to allow Cingular reasonable access to Agent’s facilities for inspection. Agent shall collect from Subscribers as directed by Cingular, deposits securing the Subscriber’s payment for service. Agent shall have no claim to any such deposits collected. In the event that Agent fails to collect deposits from Subscribers as directed by Cingular, Cingular may offset such un-remitted deposits against any amount owed by Cingular to Agent. Cingular shall collect deposit amounts from Agent through deductions from commissions and other payments owed by Cingular to Agent. Notwithstanding that any deposit amount was collected from Agent through an offset, Agent shall have no claim against such deposit and it shall be refundable only to the Subscriber on whose behalf the deposit was, or should have been, collected. Agent agrees that it may be required to supply certain computer equipment necessary to interact with Cingular’s systems for the purpose of Activating Subscribers and for accessing Subscriber accounts for purposes of providing customer service. The Cingular Agent Operations Manual, as amended from time to time, is binding upon Agent as if fully set forth herein. The current version of the Cingular Agent Operations Manual is attached as Exhibit H.

e)	Agent agrees that if Cingular in its sole discretion should provide access to any of Cingular’s systems for purposes of Activating Subscribers, or accessing Subscribers accounts, that Agent shall only use such access for the purpose authorized explicitly in writing by Cingular. Should Cingular provide any equipment to be used for such purpose, Agent agrees that such equipment shall remain the property of Cingular. Should Cingular provide any software for use in connection with such equipment, Agent agrees that such software shall be subject to a separate license agreement.

f)	For its own account, Agent agrees to sell or lease Equipment to be used by Subscribers of Cingular’s WCS. Agent may only offer FCC approved equipment. Agent agrees to maintain an inventory of Equipment sufficient to meet reasonable anticipated demand by Subscribers, which Agent enrolls. In particular, but without limitation, Agent agrees not to use any Equipment bearing trademarks similar to or resembling the Marks of Cingular without the express written approval of Cingular. Except for any Cingular-owned Equipment which Agent handles on behalf of Cingular, all Equipment sales and leases shall be made by or on behalf of Agent for its own account and not as Agent for, or for the account of, Cingular. Agent may establish sale and lease prices, fees and charges for the Equipment and Cingular shall have no control over such prices or over Agent’s Equipment. Notwithstanding the foregoing, Agent shall comply with Cingular’s Equipment Return Policy, attached hereto as Exhibit I and as amended from time to time in Cingular’s discretion. With respect to the sale or lease of Agent’s Equipment, Subscribers shall be customers of Agent and Cingular shall have no responsibility to Agent or to Subscribers with respect to the sale or lease of Agent’s Equipment.

NON EXCLUSIVE AGREEMENT

g)	Agent agrees that all Equipment sold by Agent for use with Cingular’s service shall conform to such standards of hardware and software as Cingular may prescribe from time to time. Agent acknowledges that such requirements may preclude Agent from selling Equipment that is approved by the FCC for use on Cingular’s service, may require certain types or Equipment for use with certain plans, or may require preloading software or data in the Equipment. By way of illustration, and not limitation, Cingular may require Agent to sell Equipment that is capable of operating on both Cingular’s TDMA and GSM systems (“GAIT Equipment”), and has been preloaded with the Intelligent Roamer Data Base specifying the systems on with the Equipment will operate when outside the geographic area in which it was activated; Cingular may prohibit the sale of TDMA Equipment in geographic areas in which Cingular operates both a GSM and TDMA wireless system; or Cingular may require the sale of Equipment that is capable of accessing Cingular’s GPRS system.

h)	Agent agrees to take all necessary steps to ensure compliance with Agent obligations under the Agreement by Agent and its personnel and any other parties involved in the sale of the Authorized Cingular Services by Agent.

i)	Agent agree that it will at all times, faithfully, honestly and diligently, perform its obligations hereunder, and that Agent will continuously exert its best efforts to promote and enhance the use of Cingular’s Authorized Cingular Services.

j)	Agent agrees that during and after the term of this Agreement, Agent will not reveal, divulge, make known, sell, exchange, give away, or transfer in any way any CPNI, or any other information regarding Cingular Subscribers obtained by it in connection with its relationship with Cingular to any Person other than Cingular except with the express written permission of Cingular or as required under Section 222 of the Telecommunications Act or other applicable law. Agent shall use CPNI and/or any other information regarding Cingular Subscribers obtained in connection with its relationship as Agent solely for the purposes of:

i)	marketing additional Authorized Cingular Services to Cingular Subscribers consistent with the terms of this Agreement,

ii)	Agent (but no Successor) maintaining periodic contact with Subscribers as required for warranty service, installation or maintenance of Equipment, and

iii)	the resolution of disputes between Agent (but no other corporate entity) and Subscribers relating to Equipment charges.

k)	Any use by Agent of CPNI is subject to the orders, rules and regulations promulgated by the FCC and if any use as outlined in this paragraph is determined to be in conflict with an FCC order, rule or regulation, Cingular may require such use to cease immediately.

l)	Agent agrees to advertise association with Cingular’s Authorized Cingular Services as an authorized Agent of Cingular, pursuant to any written procedures Cingular may publish from time to time.

NON EXCLUSIVE AGREEMENT

m)	Agent agrees that it will not allow any other Person to use its agent code(s).

6. Cingular’s Responsibilities

a)	Subject to Cingular’s ability to provide WCS in connection with necessary licenses and regulatory approvals and the continuing validity of such necessary licenses and regulatory approvals, and subject to compliance with Cingular’s procedures and guidelines established from time to time, Cingular agrees to provide the Authorized Cingular Services to Subscribers solicited by Agent in accordance with this Agreement.

b)	Cingular shall establish the rates, terms and conditions of the sale of its Authorized Cingular Services to Subscribers, which rates, terms and conditions shall be subject to change upon notice by Cingular.

c)	Cingular shall establish the administrative procedures and guidelines for sale of Authorized Cingular Services, enrollment of Subscribers and customer service provided to Subscribers. Such procedures and guidelines may include a requirement that Agent provide certain equipment necessary to Activate Subscribers or to access Cingular’s systems so as to provide customer service to Subscribers.

d)	Cingular agrees to promote and advertise Authorized Cingular Services and provide promotional literature from time to time as Cingular deems necessary and appropriate.

e)	Cingular agrees to bill Subscribers for Authorized Cingular Service(s) charges and provide customer service and assistance with respect to collection of Authorized Cingular Service charges, and provide such other customer service and assistance deemed necessary or appropriate by Cingular.

7. CPE Bearing Cingular’s Marks

Agent shall be prohibited (unless Cingular agrees otherwise in writing) from selling Equipment which bears Cingular’s Marks to any Person other than a Subscriber to whom Agent has sold Authorized Cingular Service(s) hereunder. This clause is intended to protect Cingular’s Marks and to assure that such Marks are used properly.

8. Compensation

a)

Agent shall be compensated as provided on Exhibit C. Notwithstanding anything herein, or on Exhibit C to the contrary, Cingular may from time to time revise existing rate plans, or introduce special rate plans for which compensation shall be different than as set out on Exhibit C. Examples of special rate plans include, but are not limited to plans designed for business customers, data only plans, and FamilyTalk Plans. In order to be compensated for activating Subscribers on such revised or special rate plans, Agent must agree in writing to accept such different compensation. In the event Agent fails to agree to accept such different compensation, but nonetheless activates Subscribers on such revised or special plans, Agent shall be deemed to have accepted the different compensation and all terms and conditions applicable thereto. In the event Agent fails to agree to accept such different compensation but Subscribers switch to such revised or

NON EXCLUSIVE AGREEMENT

special plans within the Vesting Period (as defined below) no compensation shall be payable. Commissions and other compensation payments shall only be earned as long as this Agreement is in effect, and the expiration or termination of this Agreement shall terminate Agent’s right to earn any further commission, compensation, fee, bonuses, or other such future payment that might otherwise be earned if this Agreement had not terminated or expired. Notwithstanding the foregoing in this Section 8.a), where the Subscriber satisfies the Vesting Period (as defined in Exhibit C) prior to the expiration or termination of this Agreement, the Activation Commission shall be paid to Agent by CINGULAR even though this Agreement has expired or been terminated. Activation Commissions in which the Subscriber fails to satisfy the Vesting Period either before or following this Agreement’s expiration or termination, shall be charged-back to Agent (or paid by Agent to CINGULAR in cash within 30 days of CINGULAR’s request for payment) even though this Agreement has expired or been terminated.

b)	An Activation Commission shall be earned and paid for each qualified Subscriber enrolled by Agent for Authorized Cingular Services during the term of this Agreement, subject to the conditions set forth herein. A Subscriber will be deemed enrolled only when i) the Subscriber has been accepted by Cingular, ii) the Subscriber’s WCS telephone number has been Activated in the Equipment, and iii) the Subscriber remains on the Service for the Vesting Period. An Activation Commission shall not be considered earned by Agent in the event a Subscriber does not remain continuously active on Cingular’s system during the Vesting Period regardless of whether the Activation Commission was previously paid by Cingular for that Subscriber.

c)	If any Subscriber’s Service is discontinued prior to satisfying the Vesting Period and Cingular has already paid Agent the Activation Commission, an equipment rebate, a cooperative advertising payment, a SPIFF, or any other payment made in connection with the activation of a Subscriber (“Activation Payments”), prior to such Service discontinuance, Cingular will be entitled to deduct (in the form of a charge-back) the Activation Payments previously paid, from any future payments due and owing to Agent. Agent understands that such discontinuance may arise from the Subscriber’s election to deactivate Service or, from Cingular’s deactivation of Service for that Subscriber. Any Cingular deactivation of Subscriber Service shall arise only for cause. Cingular’s deactivation of a Subscriber’s Service “for cause” may arise from, but not necessarily be limited to the following events: Subscriber credit problems, failure or delay in Subscriber payment for Service, Subscriber fraud or misuse of Equipment or Cingular’s WCS, or Subscriber’s breach of any of Cingular’s terms and conditions of Service. Agent acknowledges and agrees that Cingular may grant Subscribers fifteen (15) days, or such other period as Cingular may determine in its sole discretion, during which Subscribers may cancel agreements without incurring termination fees, including agreements obligating the Subscriber to purchase the Authorized Cingular Services for a period of months or years. Agent agrees that Agent shall not require Subscribers to enter into contractual relationships directly with Agent that create obligations for the Subscriber who terminates Authorized Cingular Services pursuant to Cingular policies or that are otherwise inconsistent with Cingular’s policies.

NON EXCLUSIVE AGREEMENT

d)	Agent must provide Cingular with all Subscriber sales information, including all back-up documentation, the date of sale, description of the Equipment and a copy of the Subscriber’s service order completed by Agent which shall specify, among other pertinent information, the Subscriber’s WCS phone number. Agent shall maintain and, upon request, provide to Cingular full, accurate and complete back-up documentation covering each Subscriber. In the event that Cingular pays compensation prior to the receipt of such documentation, and such documentation is not subsequently provided within five (5) days of Cingular’s request, Cingular may deduct such previously paid compensation as a charge-back from future compensation due Agent.

e)	In the event that charge-backs made by Cingular exceed the amount to be paid Agent during the same month, Cingular may, at its option, deduct those charge-backs from moneys due Agent in subsequent months. In the event Cingular determines in its reasonably exercised discretion that Agent is likely to cease doing business, Cingular may withhold sufficient compensation to cover anticipated charge-backs after Agent ceases to do business. If this Agreement expires or is terminated, and there is not sufficient money due Agent to cover the amount of Cingular charge-backs, Agent shall be required to refund to Cingular the remaining balance of the charge-backs in cash within 30 days of written request.

f)	Upon reasonable advance notice, Agent and Cingular or their designated representatives shall each have access during normal business hours to all pertinent books and records of the other relating to the obligations of the parties under this Agreement, including but not limited to, records of Activations, deactivations, and Activation Commission accounts, for the purpose of verifying that all Activation Commissions have been properly earned, credited and paid.

g)	Agent agrees that if Cingular identifies a situation in which Agent’s activities violate this Agreement, Cingular may (i) withhold payment of compensation amounts applicable to the numbers under investigation during the investigation of activities and/or (ii) require Agent to cease all activities hereunder.

h)	In addition to any other limitations set forth herein, no Activation Commission, Co-op payment, rebate, or other compensation otherwise due shall be paid to Agent for any WCS or Equipment sold:

i)	directly by Cingular,

ii)	by another Cingular agent,

iii)	by any other Person including another authorized sales representative,

iv)	in a fraudulent, deceitful or misleading manner as determined by Cingular in its sole discretion exercised in good faith;

v)	to Cingular or its Affiliates or their respective employees; or,

vi)	to Resellers.

NON EXCLUSIVE AGREEMENT

i)	Reserved. Cingular shall have the right to set off against any payment due Agent by Cingular hereunder, or under any other Agreement between Agent and Cingular or any Subsidiary of Cingular, for any amounts owed to it by Agent, equipment purchased from Cingular, customer account adjustments, amounts due for advertising, or amounts due for failure to attend scheduled training, seminars, or workshops if any. Not withstanding the forgoing, Cingular will not set off any payment due Agent by Cingular with any amounts owed by Agent to Cingular, unless Agent is past due in accordance with the terms for such amounts owed, and Cingular will provide Agent 5 business days notice in order that Agent may otherwise pay amounts owed and avoid the set off.

j)	Should Cingular, in its sole discretion, determine that Agent has inflated or otherwise manipulated its count of Subscribers by falsifying applications adding nonexistent Subscribers, adding Subscribers who do not use minimal amounts of airtime, or by any other means or methods, then Cingular shall, in addition to any other rights it may have under this Agreement, have the right to immediately terminate this Agreement and/or to collect from Agent, and Agent agrees to pay to Cingular, all payments made to Agent by Cingular for each such Subscriber and all amounts due for unpaid bills for service for each such Subscriber. Agent agrees that Cingular may deduct such amounts from compensation due Agent as a Charge Back. Provided, however, Cingular shall not require Agent to repay any compensation which was paid for such Subscriber after twelve (12) months from such Subscriber’s Activation date.

k)	Exhibit C may be revised as provided therein.

9. Equipment

a)	Agent may purchase Equipment from Cingular in accordance with the General Purchase Agreement entered into by InPhonic, Inc. (“PURCHASER”) and Cingular Wireless LLC (“SELLER”) effective July 1, 2001. Agent may sell Equipment to its customers at such prices as it determines in its sole discretion. Agent understands that in order to purchase Equipment from Cingular other than on a cash on delivery basis, Agent may be required to sign security agreements, financing statements and related documents.

10. Use of Marks by Agent

a)

Periodically, Cingular will publish a list of Marks that Agent is licensed to use under this Agreement. The right granted hereunder shall be the non-exclusive right of Agent to use the Marks solely in the Area. Such list will also be supplemented with rules and procedures prescribed by Cingular pertaining to the Marks. Agent agrees to comply with all such rules and procedures prescribed by Cingular from time to time during the term of this Agreement. Agent acknowledges that its right to use the Marks is derived solely from this Agreement and is limited to the identification of Agent as an agent of Cingular. Agent recognizes the great value of the goodwill associated with the Marks, and acknowledges that the Marks and all rights therein and goodwill pertaining thereto, belong exclusively to Cingular, and that the Marks also have a secondary meaning in the mind of the public. Agent acknowledges and agrees that all usage of the Marks by Agent and any goodwill established thereby shall inure to the exclusive benefit of Cingular and

NON EXCLUSIVE AGREEMENT

its Affiliates and that this Agreement does not confer any goodwill or other interests in the Marks upon Agent. Any unauthorized use of the Marks by Agent, or any use not in compliance herewith, shall constitute an infringement of the rights of Cingular and its Affiliates in and to the Marks and shall further constitute a material breach of this Agreement.

b)	Agent shall use the Marks with such words qualifying or identifying the agency relationship of Cingular and Agent as Cingular from time to time shall prescribe. Agent shall not use the Marks as part of any corporate or trade name or with any prefix, suffix or other modifying words, terms, designs or symbols, or in any modified form, nor may Agent use the Marks in connection with the sale or lease of any unauthorized product or service or in any other manner not expressly authorized by this Agreement or separately in writing by Cingular. If Agent uses Cingular’s Marks on any of Agent’s stationery, other forms or business cards, Agent agrees to display the Marks on such stationery, other forms, and business cards used in its WCS business in the manner prescribed by Cingular. Agent agrees to obtain such fictitious or assumed name certificates or registrations as may be required by applicable law, provided the fictitious or assumed name is approved in writing by Cingular and Cingular is provided a copy of the certificate and/or registration. If any fictitious or assumed name used by Agent includes anything that identifies Cingular or its Marks, Cingular may at any time require Agent to cease using such fictitious or assumed name, and to cancel any corresponding certificate and/or registration.

c)	If it becomes advisable at any time in Cingular’s sole discretion for Agent to modify or discontinue use of any Mark or substitute one or more additional trade or service marks to identify its relationship with Cingular or, if applicable, any Equipment, Agent agrees to comply therewith within a reasonable time after written notice thereof by Cingular and the sole obligation of Cingular in any such event shall be to reimburse Agent for the out-of-pocket costs, if any, of complying with this obligation. In addition, Agent shall replace obsolete identification signs or identification material with new signs or identification material should Agent adopt new Marks replacing one or more Marks identified by Cingular in such list as hereinbefore specified.

d)	Upon reasonable notice from Cingular, Agent shall provide Cingular with samples of all advertising and other literature, packages, labels, and labeling prepared by Agent which use the Marks or the logos. When using the Marks or the logos under this Agreement, Agent undertakes to comply with all laws pertaining to trademarks or service marks in force at any time in the Area.

11. Cingular’s Title and Protection of Cingular’s Rights

a)	Agent agrees that it will not challenge the title or any rights of Cingular in and to the Marks either dining the term of this Agreement or thereafter.

b)

Agent agrees to assist Cingular, and Cingular agrees to reimburse Agent for all associated reasonable and necessary actual costs incurred by Agent in connection therewith, to protect any of Cingular rights to the Marks. Cingular, if it so desires, may commence or

NON EXCLUSIVE AGREEMENT

prosecute any claims or suits in its own name or in the name of Agent or join Agent as a party thereto for such purposes. When known, Agent shall notify Cingular in writing of any infringements or imitations by others of the Marks which are the same as or similar to those covered by this Agreement. Cingular shall have the sole right to determine whether any action shall be taken on account of any such infringements or imitations. Agent shall not institute any suit or take any action on account of any such infringements or imitations without first obtaining the written consent of Cingular.

12. Compliance With Laws And Good Business Practices

a)	Agent shall secure and maintain in force all licenses and permits required by Agent and its employees in the enrollment of Subscribers and the sale or lease of Equipment, installation and maintenance of Equipment, including without limitation, all required FCC or other permits and certifications, if required, and business and sales tax licenses, and shall conduct its business in full compliance with all state and federal laws, ordinances and regulations applicable to Agent’s business. Agent shall sell Authorized Cingular Services in accordance with applicable rules, regulations, statutes and decisions governing such Services.

b)	Agent shall promptly pay when due, all taxes and assessments against any real or personal property used in connection with Agent’s business, and all liens or encumbrances of every kind or character created or placed upon or against any such property, and all accounts and other indebtedness of every kind incurred by Agent in the conduct of its business.

c)	Agent shall comply, at its own expense, with the provisions of all applicable municipal requirements and those state and federal laws and executive orders applicable to Agent as an employer.

d)	Agent expressly agrees not to discriminate against any Subscriber, employee or applicant for service because of race, color, religion, age, sex, national origin or physical handicap during the performance of this Agreement and shall comply with the applicable provisions of Exhibit F (Nondiscrimination Compliance Agreement) incorporated herein and made a part of this Agreement. As used in Exhibit F, “Contractor” shall refer to Agent. Agent agrees to submit to Cingular, on Cingular request, a statement that it is in compliance with this Section.

13. Advertising and Business Practices of Agent

a)	All advertising and promotion by Agent shall (i) be completely factual, (ii) conform to the highest standards of advertising and conform completely with applicable laws. All advertising and marketing materials which Agent desires to use in connection with the Authorized Cingular Services must be submitted to Cingular for written approval prior to their use, whether or not prepared or previously approved by Cingular.

b)	Agent agrees that it will not commence any advertising or promotion pursuant to this Agreement without Cingular’s prior written consent.

NON EXCLUSIVE AGREEMENT

c)	Agent shall notify Cingular in writing within five (5) days of the commencement of any material action, suit or proceeding, and of the issuance of any order, writ, injunction, award or decree of any court, agency or other governmental instrumentality, relating to this Agreement or Agent’s performance on behalf of Cingular, involving Agent, or any business conducted by Agent on behalf of Cingular hereunder.

14. Agent’s Business Records and Reports

Agent agrees to create and to maintain at its principal office and preserve for four (4) years from the date of their preparation, full, complete and accurate records and reports of its business conducted pursuant to this Agreement. Such records and reports shall include, without limitation, records of all Authorized Cingular Service enrollments sales, all documentation and correspondence related to advertising and publicity, Subscriber solicitations, applications, and contracts, CPNI, and Subscriber complaints. Cingular shall be entitled to inspect the same upon reasonable notice.

15.	Assignment

a)	This Agreement is fully assignable by Cingular to any Affiliate and shall inure to the benefit of any assignee or other Successor to the interest of Cingular herein.

b)	Agent acknowledges that Cingular has entered into this Agreement in reliance upon the character, business experience and ability of Agent and its owner(s), officers and managers and that consequently Agent’s rights and obligations under this Agreement shall not be voluntarily, involuntarily, directly or indirectly assigned, or otherwise transferred, whether or not by operation of law, to any other Person without the prior, written approval of Cingular, which will not be unreasonably withheld, but may be subject to such conditions as Cingular deems necessary or appropriate, in the reasonable exercise of Cingular’s discretion. If Agent is an entity, any change in the controlling ownership of Agent, or of any entity directly or indirectly owning an interest in Agent (other than to a Person already part of the ownership of Agent or a family trust for an owner of Agent) shall constitute a transfer subject to the requirements of this Section 15.b). Further, any change in the management, personnel or identity of Agent which, in the judgment of Cingular reasonably exercised, materially impairs Agent’s ability to market the Authorized Cingular Services shall constitute a breach of this Agreement. Any assignment or transfer of this Agreement without the prior, written approval of Cingular, as provided herein, shall constitute a breach hereof, subject to termination of this Agreement, and such purported assignment or transfer shall be null, void and of no force or effect whatsoever, and shall convey no rights to or interest herein.

c)

In the event of voluntary, involuntary, direct or indirect assignment, conveyance, or other transfer of a controlling interest in the ownership of Agent or any entity directly or indirectly owning an interest in Agent, by operation of law or otherwise (including, without limitation, by transfer of capital stock or partnership or membership interests in, by merger or consolidation, by issuance of additional securities representing an ownership interest in Agent or convertible thereto, by voluntary or involuntary transfer of control to a bankruptcy trustee, court-appointed receiver or assignee for the benefit of

NON EXCLUSIVE AGREEMENT

creditors, or in the event of the death of a shareholder, member or partner of Agent, by will in declaration of or transfer in trust or by the laws of intestate succession), Cingular shall have the right, but not the obligation, to terminate this Agreement and upon such termination by Cingular, no rights to or interest herein shall be conveyed to the Successor of Agent, provided however that any such Successor shall succeed to the liabilities of Agent hereunder and the obligations of Agent hereunder with respect to the protection of CPNI and any other information regarding Cingular Subscribers obtained by Agent in connection with this Agreement.

16. Term and Extension of Agency Relationship

This Agreement expires (2) two years from the date first above written. At the conclusion of the initial term and the first renewal term this Agreement shall automatically renew for a period of six months, unless either party has provided the other party with thirty (30) days prior written notice of its intention not to so renew. After the end of the second such six-month renewal term, this Agreement shall terminate. Agent agrees to provide to Cingular written notice of the actual date on which Agent initiates business operations in the Area. Notwithstanding the foregoing, Agent agrees not to begin selling Authorized Cingular Services until notified by Cingular that the Authorized Cingular Services are available and ready for sale, and that Agent’s sales facilities are approved for the sale of Authorized Cingular Services. Notwithstanding the foregoing, Cingular may terminate this Agreement at any time, for any reason, including convenience on (30) thirty days prior written notice.

17. Late Payments; Security Deposit

a)	In the event any amount payable by Agent to Cingular is more than thirty (30) days overdue, Cingular may, at its sole option, elect one or more of the following: (i) require Agent to pay its account in full; (ii) apply compensation, commissions, and any other credits or other amounts payable by Cingular to Agent under this Agreement or any other contract or agreement to reduce Agent’s account payable balance. Notwithstanding the forgoing, Cingular will provide Agent 5 business days notice in order that Agent may otherwise pay amounts owed and avoid the set off (iii) require Agent to deposit with Cingular an irrevocable commercial letter of credit, cash or other form of security, in form and content acceptable to Cingular, in its sole discretion, to secure future delays or defaults in payment, such deposit to secure payment of any amounts due under this Agreement or any other agreement between Cingular and Agent; (iv) terminate this Agreement; or (v) require Agent to pay interest charges in the amount of 1.5% per month, or the maximum rate allowed by law, whichever is lower, on the outstanding balance due.

18. Termination of Agreement

a)	If Agent is in substantial compliance with this Agreement and Cingular materially breaches this Agreement, and if within thirty (30) days after Cingular’s receipt of written notice of such breach, Cingular fails to remedy such material breach, or fails to commence to remedy such breach if such remedy will reasonably take additional time after written notice thereof is delivered to Cingular, Agent may terminate this Agreement effective thirty (30) days after Cingular’s receipt of written notice thereof.

NON EXCLUSIVE AGREEMENT

b)	Cingular shall have the right to terminate this Agreement effective upon thirty (30) days written notice if any of the following events occurs:

i)	the FCC Issues an Order or Decision and such Order or Decision materially adversely impacts Cingular’s (or an Affiliate’s or underlying carrier’s) ability to provide WCS or otherwise conduct its business in the Area;

ii)	state and/or federal regulatory approval or contractual rights empowering Cingular or its Affiliate to construct and provide Authorized Cingular Services and/or Equipment in the Area are not granted to either Cingular or an Affiliate, are granted subject to terms and conditions unacceptable to Cingular or an Affiliate, or are granted under such terms and conditions which, in Cingular’s opinion, materially affect the intended purpose of this Agreement;

iii)	the compensation schedule set forth in Exhibit C of this Agreement is determined to be subject to regulatory authorization and such authorization is made subject to terms and conditions unacceptable to Cingular or its Affiliates;

iv)	prior to selling or providing any Authorized Cingular Services to Agent, Cingular decides not to provide such Services in a particular Area set forth in Exhibit A;

v)	if Agent violates the standards published from time to time by Cingular for accessing customer records.

c)	Further, either party shall have the right to terminate this Agreement effective immediately upon delivery of written notice to the other party if such party:

i)	makes an assignment for the benefit of creditors;

ii)	an Order for Relief under Title 11 of the United States Code is entered by any United States Court against such party;

iii)	a trustee or receiver of any substantial part of such party’s assets is appointed by any Court, including but not limited to, by a United State Bankruptcy Court;

iv)	sells all or substantially all of such party’s inventory or assets other than any sale in the ordinary course of business;

v)	Such party (or one or more of its owners and affiliates) has made any misrepresentation or omission in its application to establish an agency relationship hereunder or is arrested for, convicted of or pleads no contest to a felony or other crime or offense that is likely, in the sole discretion of the other party, to adversely affect the reputation of the other party or its affiliated companies or the goodwill of the Marks;

d)	Further, Cingular shall have the right to terminate this Agreement effective immediately upon delivery of written notice to Agent if:

i)	Agent attempts to make an unauthorized assignment or other transfer of this Agreement or any rights, benefits, duties or obligations conferred hereunder;

NON EXCLUSIVE AGREEMENT

ii)	Agent receives a notice of violation of the terms or conditions of any license or permit required by Agent or its employee(s) in the conduct of Agent’s business and fails to correct such violation, or to terminate the employment of such employee(s) within the time period specified in such notice, if any or within thirty (30) days after receipt of such notice, whichever first expires;

iii)	Agent fails to comply with any provision of this Agreement, including any applicable tariff relating to Authorized Cingular Services and/or Equipment, and Agent does not correct such failure within five (5) days as to monetary defaults, or within twenty (20) days as to non-monetary defaults, after written notice of such failure to comply is delivered to Agent; or

iv)	Agent’s breach of Section 4.

v)	Agent’s breach of Section 5.k.

19. Obligations of Agent Upon Termination or Expiration

Agent agrees that upon the expiration or termination of this Agreement in the Area, Agent, its owner(s), Affiliates and Successors will:

a)	return to Cingular all Cingular customer lists, Information (as hereafter defined), advertising and marketing materials, forms, and other materials containing any Mark or otherwise identifying or relating to Authorized Cingular Services business in the Area;

b)	take such action as may be required to cancel all fictitious or assumed name or equivalent registrations relating to any Mark or authorize Cingular, and any officer of Cingular, as Agent’s attorney in fact, to take such actions as may be required to cancel such fictitious or assumed name or equivalent registration, if Agent fails or refuses to do so, and all governmental agencies administering fictitious or assumed name or equivalent registrations may accept and rely upon appropriate documents executed by Cingular or its officer canceling any such registration;

c)	provide Cingular with any CPNI related to Cingular and an updated list of names, addresses and all other relevant information Agent then possesses concerning Subscribers or customers of Authorized Cingular Services; and

20. Covenant Not To Compete

a)

In consideration and recognition of (i) Cingular’s grant to Agent of the right to use the Marks and the great value of the goodwill associated with Agent’s ability to use the Marks, which rights and value are not available to distributors generally, (ii) the right of Agent to advertise affiliation with Cingular as an authorized Agent of Cingular, (iii) the value of specialized, technical knowledge of the wireless industry imparted by Cingular to Agent from time to time, and (iv) Agent’s access to Cingular’s confidential

NON EXCLUSIVE AGREEMENT

information and trade secret information, including but not limited to Cingular’s customer lists, Agent agrees to be bound by the covenants in this Section 20. Such rights and value shall constitute independent consideration for the covenants in this Section 20.

Therefore, for value received, as identified above, Agent agrees that Agent, its officers, directors, key employees and principals, any Affiliate of Agent or any person owning a controlling interest in Agent or an Affiliate of Agent, shall during the term of this Agreement and for a period of six (6) months following the expiration or termination of this Agreement not, directly or indirectly, induce, influence or suggest to any customer of Cingular’s WCS to purchase CMRS from another reseller or provider of CMRS in the Area; provided, however, the foregoing shall not prohibit such entities from performing general solicitations not specifically targeting any customer of Cingular’s WCS via general advertisements and contracting with any person who may respond to such general advertising.

b)	Agent further agrees that it shall cause any Sub-Agent to comply with the restrictions of this Section 20.

c)	The provision of this Section 20 shall survive the expiration or termination of this Agreement for a period of one year. Notwithstanding the foregoing, the restrictions of this Section 20 shall not apply upon termination of this Agreement by Agent pursuant to Section 18.a).

d)	To the extent that this Section 20 contains or imposes a restriction upon Agent that is deemed unenforceable by virtue of its scope in terms of area, business activity prohibited, and/or length of time, but could be enforceable by reducing any or all thereof, Agent and Cingular agree that same shall be enforced to the fullest extent permissible under the laws and public policies applied in the jurisdiction in which enforcement is sought. Cingular and Agent shall mutually agree to a modification of any invalid or unenforceable term or condition hereof to the extent required to be valid and enforceable. Such modifications to this Agreement shall be required only in the Area directly affected by any such ruling.

21. Severability and Substitution of Valid Provisions

Except as expressly provided to the contrary herein, each term and condition of this Agreement, and any portion thereof, shall be considered severable and if, for any reason, any such provision hereof is held to be invalid, contrary to, or in conflict with any applicable present or future law, regulation or public policy in a final, unappealable ruling issued by any court, agency or tribunal with competent jurisdiction in a proceeding to which Cingular or its Affiliate is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise enforceable which shall continue to be given full force and effect and bind the parties hereto, although any portion held to be invalid shall be deemed not to be a part of this Agreement from the date the time for appeal expires, if Agent is a party thereto, otherwise upon Agent’s receipt of a notice of nonenforcement thereof from Cingular.

NON EXCLUSIVE AGREEMENT

22. Waiver of Obligations

a)	Cingular and Agent may by written instrument mutually waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice thereof to the other or such other effective date stated in the notice of waiver.

b)	Whenever this Agreement requires the consent of a party, such request shall be in writing. All consents or, withholding of consent with reasons therefor, shall be in writing.

c)	Cingular and Agent shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, the right to demand exact compliance with every term, condition and covenant herein, or to declare any breach hereof to be a default and to terminate this Agreement prior to expiration of its teen), by virtue of any acts, omissions, custom or practice at variance with the terms hereof or any failure, refusal or neglect of Cingular or Agent to exercise any right under this Agreement or to insist upon exact compliance by the other with its obligations hereunder, including without limitation any rule or procedure, or any waiver, forbearance, delay, failure or omission by Cingular to exercise any right, power or option, whether of the same, similar or different nature, with respect to one or more other WCS authorized agents or other forms of distribution.

23. Rights Of Parties Are Cumulative

The rights of Cingular and Agent hereunder are cumulative and no exercise or enforcement by Cingular and Agent of any right or remedy hereunder shall preclude the exercise or enforcement by Cingular or Agent of any other right or remedy hereunder or which Cingular or Agent is entitled by law to enforce.

24. Governing Law

Except to the extent governed by United States law that preempts state law, this Agreement shall be interpreted under and governed by the laws of Georgia irrespective of choice of law principles.

25. Testimony

Matters relating to this Agreement may be an issue before various regulatory bodies. Upon reasonable notice by Cingular, Agent agrees to fully cooperate with Cingular regarding any such matters including willingly providing employees of Agent to testify at appropriate times regarding any aspect of this Agreement or other related issues. Cingular agrees to reimburse Agent for reasonable costs expended in supplying such testimony.

26. Binding Effect

This Agreement is binding upon the parties hereto, their respective executors, administrators, heirs, assigns and successors in interest.

NON EXCLUSIVE AGREEMENT

27. Impossibility of Performance

Neither Cingular nor Agent shall be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from: (i) compliance with any law, ruling, order, regulation, requirement or instruction of any federal, state or municipal government or any department or agency thereof or court of competent jurisdiction; (ii) acts of God; (iii) acts or omissions of the other party; or (iv) fires, strikes, embargoes, war, insurrection or riot. Any delay resulting from any of said causes shall extend performance accordingly or excuse performance, in whole or in part, as maybe reasonable.

28. Interpretation

a)	The Preamble, Recitals, any Attachments and Exhibits to this Agreement are a part of this Agreement, which constitute the entire agreement of the parties, and there are no other oral or written understandings or agreements between Cingular and Agent relating to the subject matter hereof.

b)	Nothing in this Agreement is intended, nor shall be deemed, to confer any rights or remedies upon any Person or legal entity not a party hereto.

c)	The headings of Sections contained herein are for convenience only and do not define, limit or construe the contents of such Sections.

d)	This Agreement shall be interpreted and governed without regard as to which party hereto drafted the Agreement.

e)	If two or more Persons are at any time an Agent hereunder, whether or not as partners or joint ventures, their obligations and liabilities to Cingular shall be joint and several.

f)	This Agreement may be executed in multiple copies, each of which shall be deemed an original.

29. Indemnity

a)	Agent shall indemnify and hold harmless Cingular and its Affiliates, and the directors, shareholders, agents and employees of any of them (“Indemnitees”), from and against any fine, penalty, loss, cost, damage, injury, claim, expense, demand, settlement or liability (individually and collectively “Liabilities”), including, but not limited to, Liabilities as a result of:

i)	injury to or death of any Person;

ii)	damage to, loss or destruction of any property;

iii)	contamination of or any adverse impact upon the environment;

iv)	attachments, liens or claims of materialmen or laborers;

v)	failure to comply with federal, state, or local laws or regulations;

NON EXCLUSIVE AGREEMENT

vi)	false or misleading advertising;

vii)	infringement of a patent, copyright, trademark, service mark, trade secret, or other legally protected proprietary right;

viii)	unfair business practices;

ix)	any Sub-agent’s performance or failure to perform this Agreement;

x)	Matters arising out of any employment consulting or independent contractor relationship between the Agent and any Sub-Agent; or,

xi)	any Liabilities arising out of Agent’s breach of Section 4.

where such Liabilities arise out of or result from or in connection with this Agreement, except for that portion of Liabilities which are solely caused by the active negligence or willful misconduct of CINGULAR.

b)	Upon request of Cingular, Agent shall, at no cost or expense to any Indemnitee, defend and/or settle any claim, proceeding, appellate proceeding, or suit against Indemnitees for Liabilities, whether or not litigation is actually commenced, or the allegations are groundless or contain language that creates the potential for Liabilities, and pay any costs, attorney fees, and any judgment and/or settlement that may be incurred by any Indemnitee, under this section or the enforcement of its rights under this section. Agent shall also (i) keep Cingular and any other Indemnitees subject to such Liabilities fully informed as to the progress of such defense and/or settlement, and (ii) afford Cingular or any Indemnitee, each at its own expense, an opportunity to participate on an equal basis with Agent in the defense or settlement of any such Liabilities.

c)	Cingular agrees to indemnify, defend and hold Agent harmless from any and all Liabilities resulting from the infringement by Cingular of any copyright, trademark, service mark, trade secret or other legally protected proprietary right.

30. Survival

a)	The terms, provisions, representations, and warranties contained in this Agreement that by their sense and context are intended to survive the performance thereof by either or both parties hereunder shall so survive the completion of performance and expiration or termination of this Agreement.

b)	With respect to compensation under Section 8:

i)	CINGULAR’s obligation to pay Agent an Activation Commission for Subscribers that have satisfied the Vesting Period prior to the expiration or termination of this Agreement shall survive;

ii)	CINGULAR’s right to charge-back to Agent and Agent’s obligation to pay CINGULAR in cash the Activation Commission for Subscribers that fail to satisfy the Vesting Period either before or following this Agreement’s expiration or termination, shall survive; and,

NON EXCLUSIVE AGREEMENT

c)	Except as otherwise provided above in paragraph b of this Section 30, no other compensation, commission, fee, or other payment as described in Section 8, shall survive.

31. Licenses

No licenses, express or implied, under any patents are granted by Cingular or its Affiliates to Agent.

32. Notices And Payments

a)	All payments due Agent by Cingular shall be made to the address designated below, or to such address or bank as Agent from time to time designates in writing.

b)	All notices or other communications hereunder shall be deemed to have been duly given when made in writing and either 1) delivered in person, 2) delivered to an agent, such as an overnight or similar delivery service, or 3) three (3) business days after being deposited in the United States Mail certified or registered mail, postage prepaid, and addressed as follows:

To:	InPhonic, Inc.

        1010 Wisconsin Ave. NW

        Suite 250

        Washington DC 20007

        Attn.: Chief Executive Officer

        With a copy to General Counsel at the same address

To:	Cingular Wireless

        [***]

        [***]

        [***]

        [***]

        Cingular Wireless

        [***]

        [***]

        [***]

        [***]

c)	The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled “Notices.”

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

NON EXCLUSIVE AGREEMENT

33. Confidential Information

a)	Any specifications, drawings, sketches, models, samples, data, computer programs or documentation, or technical, customer, financial or business information (“Information”) furnished or disclosed by Cingular to Agent hereunder shall be deemed the exclusive property of Cingular, including title to copyright in all copyrightable material, and, when in tangible form, shall be returned to Cingular upon completion or termination of authorized work. Unless such Information was previously known to Agent free of any obligation to keep it confidential, or has been, or is subsequently made public by Cingular or a third party, it shall be held in confidence by Agent, shall be used only for the purposes hereunder, and may be used for other purposes only upon such terms and conditions as may be mutually agreed upon in writing. In addition, the parties hereby agree that Subscriber lists related to WCS and related Information or data are the exclusive property of Cingular and are to be used by Agent solely in the performance of its obligations and duties as described herein and are to be returned to Cingular upon the expiration or termination of this Agreement.

b)	If Agent is served with process to obtain Information, Agent shall immediately notify Cingular which shall have the right to seek to quash such process regardless of any such efforts by Agent.

c)	Unless marked “proprietary,” any Information furnished or disclosed by Agent to Cingular shall not obligate Cingular to hold such Information in confidence.

34. Alternative Dispute Resolution

a)	The parties will attempt in good faith to promptly resolve any controversy or claim arising out of or relating to this Agreement through negotiations between Agent and Cingular before resorting to other remedies available to them.

b)	If a controversy or claim should arise, a representative of Agent and of Cingular (herein called the “project representatives”) who are empowered to resolve the matter, will meet in Atlanta, GA, at least once, and will attempt to resolve the matter. Either project representative may request the other to meet within fourteen (14) days, at a mutually agreed time.

c)	If the matter has not been resolved within twenty-one (21) days of their first meeting, the project representatives shall refer the matter to a senior executive of each party, who shall have full authority to settle the dispute. Thereupon, the project representatives shall promptly prepare and exchange memoranda stating the issues in dispute and their positions, summarizing the negotiations which have taken place, and attaching relevant documents. A senior executive of Cingular and Agent will meet for negotiations within fourteen (14) days of the end of the twenty-one (21) day period referred to above, at a mutually agreed time.

d)	The first meeting shall be held at the offices of the project representative receiving the request to meet. If more than one meeting is held, the meetings shall be held in rotation at the offices of Agent and Cingular. Unless otherwise agreed by the parties, all meetings will be held in Atlanta, Georgia.

NON EXCLUSIVE AGREEMENT

e)	If the matter has not been resolved pursuant to the aforesaid procedure, instead of suing in court, Agent and Cingular agree to arbitrate any and all disputes and claims (including but not limited to claims based on or arising from an alleged tort) arising out of or relating to this Agreement, which shall afford the exclusive remedy, in accordance with the Wireless Industry Arbitration Rules (“WIA Rules”) as modified by this Agreement and as administered by the American Arbitration Association (“AAA”). If the AAA should decline to conduct such arbitration, the parties shall mutually agree upon another qualified arbitration institution to conduct such arbitration. The arbitration shall be conducted by one arbitrator. The arbitration shall be held in New York, NY and shall be conducted on a confidential basis. The arbitrator’s award shall be supported by law and substantial evidence and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof.

f)	Agent and Cingular each agree that it is waiving its respective right to a trial by jury, and that arbitration is final and binding and subject to only very limited review by a court. If for some reason this arbitration clause is at some point deemed inapplicable or invalid, Cingular and Agent agree to waive, to the fullest extent allowed by law, any trial by jury, in such case, a judge shall decide the subject dispute or claim. Agent, Cingular and Arbitrator(s) shall not disclose the existence, content, or results of any arbitration. judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

g)	Notwithstanding anything to the contrary herein, and with respect to protection and enforcement of Cingular’s Marks, without limiting the remedies which otherwise may be available to Cingular, Agent agrees that Cingular shall be entitled, without the requirement of a bond, to obtain such temporary, preliminary and/or permanent injunctive relief as may be necessary to prevent any actual or threatened breach of this Agreement by Agent, whether or not an adequate remedy at law exists in favor of Cingular. Cingular shall further be entitled to recover all attorneys’ fees and other expenses incurred for the purpose of protecting and enforcing Cingular’s Mark rights in the event of a breach of this Agreement by Agent, whether or not suit is commenced.

35. Entire Agreement

This Agreement, including any Attachments and Exhibits, constitutes the entire agreement between the parties with respect to the subject matter. All prior representations, statements, negotiations, understandings and undertakings are superseded hereby.

IN WITNESS WHEREOF the parties hereto have executed and delivered this Agreement in two counterparts, and hereby declare that THEY HAVE READ AND DO UNDERSTAND EACH AND EVERY TERM, CONDITION, AND COVENANT CONTAINED IN THIS AGREEMENT OR IN ANY DOCUMENT INCORPORATED BY REFERENCE.

NON EXCLUSIVE AGREEMENT

InPhonic, Inc.		Cingular Wireless, LLC d/b/a CINGULAR WIRELESS

By:	/s/ [***]	By:	/s/ [***]
Print Name:	[***]	Print Name:	[***]
Title:	[***]	Title:	[***]
Date Signed:	7/31/2003	Date Signed:	8/01/03

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

NON EXCLUSIVE AGREEMENT

EXHIBIT A

AREA

SBC Metropolitan Service Area (MSA)
Market	Market
Abilene, TX	Lubbock, TX
Aguadilla, Puerto Rico	Madison, WI
Albany-Schenectady-Troy, NY	Mayaguez, Puerto Rico
Amarillo, TX	McAllen-Edinburg-Mission, TX
Arecibo, Puerto Rico	Midland, TX
Atlantic City, NJ	Milwaukee, WI
Aurora-Elgin, IL	New Bedford-Fall River, MA-RI
Austin, TX	New Brunswick-Perth Amboy-Sayreville, NJ
Baltimore, MD (4)	New Haven-West New Haven-Waterbury, CT
Bloomington-Normal, IL	New London-Norwich, CT
Boston, MA	Odessa, TX
Bridgeport-Stamford-Norwalk-Danbury, CT	Oklahoma City, OK
Brownsville-Harlingen, TX	Philadelphia, PA
Buffalo, NY	Pine Bluff, AR
Champaign-Urbana-Rantoul, IL	Pittsfield, MA
Chicago, IL (1)	Ponce, Puerto Rico
Cincinnati, OH	Providence-Warwick-Pawtucket, RI-MA
Columbia, MO	Racine, Wl
Columbus, OH	Rochester, NY
Corpus Christi, TX	San Antonio, TX
Dallas, TX (2)	San Juan-Caguas, Puerto Rico
Dayton, OH	Sheboygan, WI
Decatur, IL	Sherman-Denison, TX (6)
Detroit, MI	Springfield, IL
Fayetteville-Springdale, AR	Springfield, OH
Flint, MI	Springfield-Chicopee-Holyoke, MA-CT
Fort Smith, AR-OK	St.Joseph, MO
Gary-Hammond-East Chicago, IN (5)	St.Louis, MO-IL
Glens Falls, NY	Syracuse, NY
Hamiton-Middletown, OH	Topeka, KS
Hartford-New Britain-Bristol, CT	Trenton, NJ
Homa-Thibodeaux, LA	Utica-Rome, NY
Janesville-Beloit, WI	Victoria, TX
Joliet, IL	Vineland-Millville-Bridgeton, NJ
Kansas City, MO-KS	Washington, D.C. (3)
Kenosha, WI	Wichita, KS

NON EXCLUSIVE AGREEMENT

Market	Market
Laredo, TX	Wilmington, DE,NJ,MD
Lawrence, KS	Worcester, MA
Little Rock-North Little Rock, AR
Longbranch-Asbury Park, NJ

1. Coverage area includes Gary, IN.
2. Coverage area includes Ft.Worth/Sherman Denison, TX.
3. Coverage area includes Baltimore, MD.
4. See Washington, D.C. for coverage area.
5. See Chicago for coverage area.
6. See Dallas/Fort Worth for coverage area

SBC Rural Service Area (RSA) (Listed by County)
Market	Market
Arkansas 1 - Madison	Ohio 4-Mercer
Arkansas 2 -Marion	Ohio 7-Tuscarawas (partitioned)
Arkansas 3 -Sharp	Ohio 8-Clinton
Arkansas 4 -Clay	Ohio 10-Perry (partitioned)
Arkansas 5 -Cross	Oklahoma 3-Grant (partitioned)
Arkansas 6 -Cleburne	Oklahoma 9 – Garvin
Arkansas 7 -Pope	Puerto Rico 1-Rincon
Arkansas 8 - Franklin	Puerto Rico 2- Adjuntas
Arkansas 9 - Polk (interim)	Puerto Rico 3- Ciales
Arkansas 10 - Garland	Puerto Rico 4-Aibonito
Arkansas 12 - Ouachita	Puerto Rico 5-Ceiba (interim)
Connecticut 1 - Litchfield	Puerto Rico 6-Vieques
Connecticut 2 - Windham	Puerto Rico 7- Culebra
Delaware 1-Kent	Rhode Island 1 – Newport
Texas 6 – Jack
Illinois 2 - Bureau	Texas 7 – Fannin
Illinois 4 - Adams	Texas 9B1 - Runnels (partitioned)
Illinois 5 - Mason	Texas 9B4 - Runnels (partitioned)
Illinois 6 - Montgomery	Texas 10B1 - Navarro (partitioned)
Kansas 5 - Brown (partitioned)	Texas 10B3 - Navarro (partitioned)
Kentucky 7-Trimble (partitioned)	Texas 11 - Cherokee (partitioned)
Massachusetts 1- Franklin	Texas 12 – Hudspeth
Massachusetts 2 - Barnstable	Texas 13 – Reeves
Michigan 5 - Manistee	Texas 14 – Loving
Missouri 7 - Saline	Texas 16 – Burleson
Missouri 8 - Callaway	Texas 18 – Edwards
Missouri 9 - Bates	Texas 19 – Atascosa

NON EXCLUSIVE AGREEMENT

Market	Market
Missouri 10 - Benton	Texas 20 – Wilson
Missouri 11 - Moniteau	Virgin Islands 1-St Thomas Island
Missouri 12 - Maries	Virgin Islands 2- St Croix Island
Missouri 13 - Washington	Virginia 10 – Frederick
Missouri 17 - Shannon	Virginia 11 – Madison
Missouri 18 - Perry	Virginia 12 – Caroline
Missouri 19 - Stoddard	West Virginia 4 – Grant
New Jersey 2 -Ocean	Wisconsin 9B1 - Columbia (partitioned)
New York 1 - Jefferson	Wisconsin 9B2 - Columbia (partitioned)
New York 4 - Yates

SBC Major Trading Area (MTA)
Market
Cleveland
Indianapolis
Los Angeles-San Diego, CA*
San Francisco-Oakland-San Jose, CA*
Seattle, WA (partitioned)
Seattle, WA (YAKIMA) (partitioned)
Spokane/Billings, WA (partitioned)
Tulsa, OK

*	Also includes portions of Nevada, where we operate as Nevada Bell Mobile Services.

Cities included in Los Angeles-San Diego, CA MTA	Cities included in San Francisco-Oakland- San Jose, CA MTA
Bakersfield, CA	Chico-Oroville, CA
El Centro-Calexico, CA	Eureka, CA
Las Vegas, NV	Fresno, CA
Los Angeles, CA	Merced, CA
San Diego, CA	Modesto, CA
San Luis Obispo, CA	Oakland, CA
Santa Barbara-Santa Maria, CA	Redding, CA
Reno, NV
Sacramento, CA
Salinas-Monterey, CA
San Francisco, CA
San Jose, CA
Stockton, CA
Visalia-Porterville-Hanford, CA
Yuba City-Marysville, CA

NON EXCLUSIVE AGREEMENT

SBC Business Trading Area (BTA)
Total SBC Wireless/BTA (POS) Markets	Total Indianapolis PCS Markets
Joplin, MO – Miami, OK	Anderson, IN
Longview – Marshall, TX	Bloomington-Bedford, IN
McAlester, OK	Columbus, IN
Pittsburg – Parsons, KS	Indianapolis, IN
Springfield, MO	Kokomo-Logansport, IN
Temple – Killeen, TX	Lafayette, IN
Tyler, TX	Marion, IN
Waco, TX	Richmond, IN
Hammond, LA	Muncie, IN
Terre Haute, IN
Vincennes-Washington, IN

Total Deleware Valley PCS Markets
Allentown-Bethlehem-Easton, PA
Atlantic City, NJ
Dover, DE
Harrisburg, PA
Lancaster, PA
Philadelphia, PA-Wilmington, DE-Trenton, NJ
Pottsville, PA
Reading, PA
State College, PA
Sunbury-Shamokin, PA
Williamsport, PA
York-Hanover, PA

Bellsouth Metropolitan Service Area (MSA)
Market	Market
Athens, GA	Jacksonville, FL
Anderson, IN	Lafayette, IN
Anniston, AL	Lafayette, LA
Atlanta, GA	Lexington-Fayette, KY
Baton Rouge, LA	Louisville, KY-IN
Birmingham, AL	Macon-Warner Robins, GA
Bloomington, IN	Melbourne-Titusville-Palm Bay, FL
Bryan-College Station, TX	Memphis, TN-AR-MS
Chattanooga, TN-GA	Miami-Fort Lauderdale-Hollywood, FL
Clarkesville-Hopkinsville, TN/KY	Mobile, AL
Dayton Beach, FL	Muncie, IN
Evansville, IN/KY	Nashville-Davidson, TN
Florence, AL	New Orleans, LA
Gadsen, AL	Orlando, FL
Galveston, TX	Owensboro, KY

NON EXCLUSIVE AGREEMENT

Market	Market
Houston, TX	Terre Haute, IN
Huntsville, AL	Tuscaloosa, AL
Indianapolis, IN	West Palm Beach-Boca Raton, FL
Jackson, MS

Market	Market
Alabama 1 – Franklin (partitioned)	Kentucky 7 – Trimble (partitioned)
Alabama 1 – Franklin (partitioned)	Kentucky 7 – Trimble (partitioned)
Alabama 1 – Franklin (partitioned)	Kentucky 8 – Mason
Alabama 2 –Jackson (partitioned)	Kentucky 9 – Elliott
Alabama 3 - Lamar	Louisiana 5 – Beauregard (partitioned)
Alabama 5 - Cleburne (partitioned)	Louisiana 6 – Iberville (partitioned)
Alabama 6 - Washington	Louisiana 6 – Iberville (partitioned)
Florida 11 - Monroe (partitioned)	Louisiana 7 – Trimble (partitioned)
Florida 1 - Collier (partitioned)	Louisiana 8 – St. James
Florida 2 – Glades (partitioned)	Louisiana 9 - Plaquemines
Florida 2 – Glades (partitioned)	Mississippi 10 – Smith (partitioned)
Florida 4 – Citrus (partitioned)	Mississippi 1 – Tunica (partitioned)
Florida 5 – Putnam (partitioned)	Mississippi 2 – Benton
Florida 5 – Putnam (partitioned)	Mississippi 3 –Bolivar (partitioned)
Georgia 1 – Whitfield	Mississippi 4 –Yalobusha (partitioned)
Georgia 2 – Dawson (partitioned)	Mississippi 4 –Yalobusha (partitioned)
Georgia 2 – Dawson (partitioned)	Mississippi 5 –Washington (partitioned)
Georgia 2 – Dawson (partitioned)	Mississippi 6 –Montgomery (partitioned)
Georgia 3 – Chattooga	Mississippi 7 – Leake (partitioned)
Georgia 4 –Jasper (partitioned)	Mississippi 7 – Leake (partitioned)
Georgia 4 –Jasper (partitioned)	Mississippi 8 – Claiborne
Georgia 5 – haralson (partitioned)	Mississippi 9 – Copiah (partitioned)
Georgia 6 – Spalding (partitioned)	Tennessee 1 – Lake (partitioned)
Georgia 6 – Spalding (partitioned)	Tennessee 1 – Lake (partitioned)
Georgia 7 –Hancock (partitioned)	Tennessee 5 – Fayette (partitioned)
Indiana 5 – Warren	Tennessee 5 – Fayette (partitioned)
Indiana 7 – Owen	Tennessee 5 – Fayette (partitioned)
Indiana 8 – Brown	Tennessee 6 – Giles (partitioned)
Indiana 9 – Decature	Tennessee 6 – Giles (partitioned)
Kentucky 10 – Powell	Tennessee 7 – Bledsoe (partitioned)
Kentucky 11 – Clay	Tennessee 7 – Bledsoe (partitioned)
Kentucky 1 – Fulton	Tennessee 9 – Maury
Kentucky 2 – Union	Texas 17 – Newton
Kentucky 3 – Meade	Texas 21 – Chambers (interim)
Kentucky 6 – Madison (partitioned)

BellSouth Major Trading Area (MTA)
Charlotte-Greensboro-Greenville-Raleigh (partitioned)
Knoxville, TN

NON EXCLUSIVE AGREEMENT

Market	Market
Albany-Tifton, GA	Lakeland-Winter Haven, FL
Alexandria, LA	McComb-Brookhaven, MS
Augusta, GA	Monroe, LA
Biloxi-Gufport-Pascagoula, MS	Montgomery, AL
Brunswick, GA	Naples, FL
Columbus, GA	Natchez, MS
Columbus-Starkville, MS	Ocala, FL
Dothan-Enterprise, AL	Opelika-Auburn, AL
Dyersburg-Union City, TN	Panama City, FL
Fort Myers, FL	Pensacola, FL
Fort Pierce-Vero Beach-Stuart, FL	Sarasota-Bradenton, FL
Fort Walton Beach, FL	Savannah, GA
Gadsen, AL	Selma, AL
Gainesville, FL	Shreveport, LA
Greenville-Greenwood, MS	Tallahassee, FL
Hattiesburg, MS	Tampa-St.Petersburg-Clearwater, FL
Houma-Thibodaux, LA	Valdosta, GA
La Grange, GA	Waycross, GA
Lake Charles, LA

Agent’s Initials and Date:

Cingular’s Initials and Date:

NON EXCLUSIVE AGREEMENT

Exhibit C

Compensation

1. COMPENSATION FOR POST PAID ACTIVATIONS

a)	Post-Paid Activation Commission

i)	The Activation Commission shall be as specified below for each Subscriber who is Activated by Agent and continuously subscribes to CINGULAR’s WCS in the Area during a [***] consecutive day period (the Vesting Period”). Notwithstanding the foregoing, should a Subscriber’s service be suspended, but restored, the period of active service before and after the suspension shall count toward satisfaction of the Vesting Period, but the period of the suspension shall not be included. In the event a Subscriber’s service is suspended and terminated prior to being restored, the number of days for purposes of computing the length of the Vesting Period that was satisfied shall not include the period of the suspension and the Subscriber shall be deemed to have terminated service on the date the suspension period began. CINGULAR will pay Agent all Activation Commissions owing Agent within 30 working days from the end of the commission cycle in which the Subscriber Activations occur. Agent acknowledges and agrees that from time to time, Cingular may have rate plans which Agent is not authorized to offer hereunder. No Activation Commissions shall be paid for demonstration lines or Agent employee plans.

ii)	The Activation Commission shall be subject to charge-back if the applicable Subscriber fails to satisfy the Vesting Period for reasons which include, but are not limited to: Service cancellation, the Subscriber moves out of the Area, lack of coverage, suspension or interruption for any reason (including nonpayment) during the Vesting Period, or, if the Subscriber incurs no airtime usage of WCS during the Vesting Period. Agent further understands and agrees that at CINGULAR’s sole discretion, charge-backs and debits may be offset against any Commissions, bonuses, or other amounts owed to Agent by CINGULAR pursuant to this Agreement. If a Subscriber continuously subscribes to CINGULAR’s WCS for [***] days or less of the Vesting Period, CINGULAR shall chargeback [***]% of the Activation Commission.

iii)	CINGULAR shall pay the following Activation Commission for each Subscriber Activated on a 1 or 2 year (as required by the applicable rate plan) Subscriber contract:

PUBLISHED WCS LOCAL and HOME RATE PLANS (unless provided for elsewhere)
ACCESS	ONE (1) Year Agreement	TWO (2) Year Agreement
Less than $[***]	$[***]	$[***]
$[***] to $[***]	$[***]	$[***]
Greater than $[***]	$[***]	$[***]

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

NON EXCLUSIVE AGREEMENT

PUBLISHED WCS LOCAL and HOME RATE PLANS (unless provided for elsewhere)

ACCESS	ONE (1) Year Agreement	TWO (2) Year Agreement
Less than $[***]	$[***]	$[***]
$[***] to $[***]	$[***]	$[***]
Greater than $[***]	$[***]	$[***]

WCS SPECIAL RATE PLANS1

ACCESS	ONE (1) Year Commission	TWO (2) Year Commission
No Commitment “no contract”	$[***]	$[***]
Family Talk (per additional line)	$[***]	$[***]
Data only plans – Data Connect plans	[***]	[***]

iv)	CINGULAR shall pay compensation for existing Subscribers who purchase new Equipment from Agent, substitute such Equipment for their existing Equipment, comply with any other requirements CINGULAR may impose for Subscribers upgrading, including by way of example, securing an executed extension of the contract for WCS, provided that such Subscribers meet the standards of CINGULAR’s Up-Grade Policy as it exists from time to time. Compensation for upgrades shall be as follows: [***] ($[***]) dollars.

b)	Optional Features Compensation

CINGULAR will compensate Agent for the sale of optional service features in the amount of [***] times the recurring monthly charge for such feature, excluding any feature for which CINGULAR merely provides a billing service, including by way of example and not limitation, phone insurance, or for which in the opinion of CINGULAR’s counsel it may not pay compensation with notice from CINGULAR. Cingular will provide a list of features for which such compensation will be applicable, which will be updated from time to time. If a Subscriber continuously subscribes to CINGULAR’s WCS Feature for less than [***] days of the Vesting Period, CINGULAR shall chargeback [***]% of the Optional Features Compensation associated with said Feature. If a feature comes with a free period, then no compensation shall be payable until after the Subscriber begins paying for the feature and if a Subscriber continuously subscribes to CINGULAR’s WCS Feature for less than [***] days after the Subscriber begins paying for the feature, CINGULAR shall chargeback [***]% of the Optional Features Compensation associated with said Feature.

2. COMPENSATION FOR PRE-PAID ACTIVATIONS.

CINGULAR may compensate Agent for the sale of pre-paid Activations through a separate agreement. Pre-paid Activations do not count Net Activations in a calendar quarter. Agent shall not sell Equipment originally sold by Cingular for activation on prepaid plans, or Equipment originally sold by Cingular for self activation by a customer (“Subsidized

[1]	Additional special plans may be introduced by Cingular in its sole discretion from time to time
[***]

INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

NON EXCLUSIVE AGREEMENT

Equipment”) with post-pay price plans. Agent shall not receive any compensation for selling Subsidized Equipment with a post-pay price plan. Fraudulent activity in connection with pre-paid Activations shall result in the loss of pre-paid compensation, if any, and may also result in loss of Activation Commission and other applicable compensation for post-paid Activations.

3. NO COMPENSATION FOR FRAUDULENT OR OTHER INAPPROPRIATE CONDUCT

No Commissions, bonuses, rebates, or other compensation shall be paid to Agent for any Activation where misleading, deceitful or fraudulent activity on the part of Agent or its officers or employees is reasonably determined by Cingular to have been involved.

4. COMMISSION CLAIMS / DISPUTE PERIOD

a)	Agent shall have [***] days from the date it Activates a Subscriber to claim payment for an Activation Commission or other compensation payable hereunder for that Subscriber. CINGULAR shall have no obligation to make Activation Commission payments or any other payments claimed beyond such [***] day period.

b)	Agent shall have [***] days to notify CINGULAR in writing with respect to any dispute concerning Activation Commissions or other payments payable hereunder starting on the date that Agent receives its Commission statement which contains a mistake or which omits information with respect to a Subscriber activated during the period covered by the Commission statement. Promptly following receipt of such notice, Agent and CINGULAR shall use their best efforts to resolve such dispute. In the event that it is agreed that Activation Commissions or other payments are owing to Agent, such Activation Commissions or other payments shall be paid to Agent in one lump sum within [***] days of resolution of the dispute. Notwithstanding anything herein to the contrary, CINGULAR shall not be obligated to pay to Agent any Activation Commissions or other compensation amounts with respect to any Subscriber in connection with which there is a dispute if CINGULAR has not received written notice specifically describing the dispute, including the amounts claimed to be owed, within the [***] day period referred to above.

5. MISCELLANEOUS COMPENSATION TERMS

a)	In the event Agent participates in special marketing programs made available to it by CINGULAR in the Area which provide for compensation payments different from those set forth in this Exhibit, the compensation payments provided under such special program in the Area will supersede the compensation payments set forth herein during the term of such special marketing program. Any special marketing program and special compensation must be agreed to in writing by authorized representatives of both parties for the program and compensation to be binding.

b)	Except as provided above for upgrades, no Commission, bonuses, rebates, other payments will be paid with respect to substitute, new or otherwise changed (as opposed to additional) WCS Equipment acquired/purchased by customers whether or not a new number is assigned. Changes in names or other alterations of a customer’s account,

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

NON EXCLUSIVE AGREEMENT

including cancellation of WCS and subsequent renewal of WCS within one year after initial Activation, will not result in additional Commissions, bonuses, or other compensation. Notwithstanding any other provision herein to the contrary, no Commissions, bonuses, or other compensation will be paid with respect to a Subscriber that has had Service with CINGULAR during a [***] month period preceding the date of Activation of Service for that Subscriber.

c)	CINGULAR reserves the right to estimate Commissions or other payments due Agent.

6. MODIFICATION OF EXHIBIT C

Paragraph 1.a) of this Exhibit C may be unilaterally modified by Cingular at anytime, and from time to time in any respect whatsoever upon thirty (30) days prior written notice from Cingular to Agent. Provided, however, that should Cingular reduce any individual element of Paragraph 1.a) by more than [***] percent during any calendar year, that Agent shall have the right to terminate this Agreement effective on the date such modification is to become effective and shall not thereafter be bound by the provisions of Article 20, Paragraph 1.b) of this Exhibit C may be unilaterally modified by angular at anytime, and from time to time in any respect whatsoever upon thirty (30) days prior written notice from Cingular to Agent, without any limitation whatsoever. No modification of Paragraph 1.b) of this Exhibit C shall entitle Agent to any right to terminate this Agreement.

This Exhibit C is effective as of August 1, 2003.

INPHONIC, INC.		CINGULAR WIRELESS, LLC d/b/a CINGULAR WIRELESS

By:	/s/ [***]	By:	[***]
Title:	[***]	Title:	[***]
Print Name:	[***]	Print Name:	[***]
Date Signed:	7-31-2003	Date Signed:	8-01-03

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

NON EXCLUSIVE AGREEMENT

Exhibit D

Omitted Intentionally

NON EXCLUSIVE AGREEMENT

Exhibit E

Omitted Intentionally

NON EXCLUSIVE AGREEMENT

Exhibit F

Omitted Intentionally

NON EXCLUSIVE AGREEMENT

EXHIBIT G

Omitted Intentionally

NON EXCLUSIVE AGREEMENT

Exhibit H

This document may be revised from time to time by Cingular in its sole discretion

Cingular Agent Operations Manual

POS.COM Overview

POS.com is a web-based activation system and customer service module designed for Agents of Cingular Wireless. The benefits of POS.com to the Agent are:

☐	Real-time credit check and activation processing that supports consumer, commercial and prepaid activations

☐	Accessible from the World Wide Web

☐	Fast and Friendly Application

•	Simple to use

•	Online Help Capability

☐	Web Based Training Module

Customer Service Functionality such as:

☐	Pricing for all current rate plans and features with ability to change easily
☐	Customer Upgrades
☐	ESN / SIM change capability
☐	Wireless Number Changes
☐	Address Changes

Optimum Configuration

Agents will be responsible for providing their own computer hardware and ISP (Internet Service Provider).

Component	Mandatory Hardware / Software Requirements
Processor Speed	600 MHz or higher
RAM (Random Access Memory)	128MB or greater
Modem	56k
Browser	Internet Explorer 5.5 or greater
Connection to the Internet	Choose your own ISP
Operating System	Windows 98 or above
Printer	Laser Printer or Ink Jet
Signature Capture Device	Topaz Model T-L 755 C119

NON EXCLUSIVE AGREEMENT

•	High speed connectivity such as DSL or broadband is recommended for optimal performance.

•	The requirements listed above are “Optimum” Requirements. Systems configured with specifications less than what has been documented above may experience connectivity problems while using POS.com or POS.com II.

POS.com Access

User ID

Cingular Wireless will provide access to POS.com to the Agent through an assigned User ID. Your Cingular Wireless account manager will provide this access to you.

Your Cingular Wireless account manager will also provide you information on:

•	How to reset your password if you forget it or get locked out of the system

•	How to disable/delete a User ID when an employee leaves or is terminated

Customer Service Module Governing Principles

Account Authorization

•	Monitor for POS.com Customer Service Module shall be located to prevent customers from viewing screen.

•	Agent shall not allow customer to view data provided by POS.com Customer Service Module.

•	Agent should only access customer’s accounts for customers physically present in their retail location.

•	Customer will be required to provide the last 4 digits of their social security number in addition to their wireless number or account number. The customer’s billing zip code may be used instead of their SSN for authorized users or small business accounts.

•	Agent is required to validate any billing passwords that appear on the account before proceeding with customer inquiry or transaction.

•	Agent should follow any priority notes or customer service notes that appear on customer’s accounts. Agent shall not share the contents of notes with customers.

•	Agent should only make changes requested by the customer or authorized users of the account.

•	Agent should verify customer’s driver’s license to ensure they are speaking with the customer or authorized user.

Customer Inquiry / Rate Plan Analysis

•	Customer information should not be used for any purposes other than to assist the customer in their inquiry or transaction. Information should not be used for the creation of mailing list; customer databases, or provided to third-party companies without written consent from Cingular Wireless.

NON EXCLUSIVE AGREEMENT

•	Rate Plan Analysis information should be used to help guide the customer for selection of the appropriate Rate Plan.

•	Any unauthorized customer inquiries may result in the removal of Customer Service functionality for that location or agent.

Upgrades

•	Agent will only be paid for upgrades processed via “Upgrade” link in Customer Service module. A la carte changes made via other links in the application will not result in a compensation activity.

•	Eligibility criteria are managed by Cingular Wireless and may change periodically without notice.

•	Purchase of a new handset and extension of a customer’s contract by a minimum of 1 year is required for all upgrades (subject to revision from time to time)

•	Upgrade effective dates are required to be the same day customer signs the contract extension.

•	Any unauthorized upgrades may result in the removal of Customer Service functionality for that location or agent.

Wireless Number Changes

•	Agent shall advise customer there is a $36.00 processing fee to change their wireless number.

•	Agent shall advise customer that wireless number changes can not be reversed. It is critical that the customer is aware of this before submitting change.

•	Customer must have service for 60 days before changing their wireless number.

ESN / SIM / IMEI Changes

•	Double-check all numbers including ESN, SIM and IMEI before submitting to ensure it was keyed in correctly.

•	GAIT phones require an ESN, SIM, and IMEI to be activated correctly.

•	Any unauthorized equipment changes may result in the removal of Customer Service functionality for that location or agent.

Address Changes

•	Customer must have service for 60 days before changing their billing address online via POS.com.

•	Any unauthorized address changes may result in the removal of Customer Service functionality for that location or agent.

Rate Plan & Feature Changes

•	Rate plan and feature changes are non-reversible, please ensure the customer understands this before submitting change.

•	Advise customer that the effective date of rate plan changes automatically defaults to the first day of the customer’s next bill cycle. This will avoid the customer from receiving prorated monthly charges that may be confusing to understand.

•	Some features are not available with certain rate plans. Please be sure to refer to your local rate plan change “Quick Tips” located in the “Ask Me” Sales Portal for more information.

NON EXCLUSIVE AGREEMENT

•	Any unauthorized rate plan or feature changes may result in the removal of Customer Service functionality for that location or agent.

BM Inquiries / Bill Payments

•	Call detail records are not available via POS.com. Customers should be directed to customer service for these types of inquiries.

•	Credit card bill payments require the four-digit security number located on the front or back of the card.

NON EXCLUSIVE AGENT AGREEMENT

Exhibit I

BUYERS REMORSE POLICY

AGENT CHANNEL

Return Policy:

One goal of Cingular Wireless is the continued support of our brand positioning by providing consistent customer service in all Cingular locations. One way we can achieve this goal is to provide a unified and consistent return policy for all company-owned retail locations and participating agents of Cingular Wireless. This will enable us to hold true to the Customer Promise.

The purpose of a Buyer’s Remorse policy is to afford our customers the flexibility of doing business with Cingular anywhere in the country and hold true to the Customer Promise.

•	A customer must return the unit to the location of original purchase within 15 days of purchase.

•	The phone must be returned in original box with all components of the original purchase.

•	SIM cards should not be returned.

•	The Early Termination Fee will be waived within first 15 days of purchase.

•	Any unit that an agent purchased from Cingular and is returned by the customer to that agent location should be accepted at the store level and the customer should receive a refund using the Buyer’s Remorse/Return Policy.

•	The unit must have been purchased by the agent from the NOD within 90 days of the date of return.

•	Phone In A Box (PIB) can now be returned under the BRE policy. Prepaid cards, starter kits, etc. are NOT included. For example, if the agent paid $99 for a PIB and it included a $30 prepaid card, the agent would only receive a $69 refund.

•	Agents will be charged $25 for each missing component of the phone package (charger, CLA, etc.).

NON EXCLUSIVE AGENT AGREEMENT

BUYERS REMORSE POLICY

STEP-BY-STEP INSTRUCTIONS

Step 1:

New or upgraded customer is unhappy with Cingular Wireless service OR handset and wishes to return their phone and disconnect service to their place of purchase; an agent.

Step 2:

Agent calls C&A to verify that customer activated within 15 days of the return. The phone the customer is returning must be returned to the original place of purchase and have been purchased by the Agent FROM Cingular Wireless within the last 90 days.

Step 3:

Agent follows region specific procedures to disconnect service or ESN change and have all early termination fees waived (if applicable).

•	Telegence Markets: Customer will still be responsible for any access fees and airtime used during the period.

•	Care Markets: All customer fees including early termination, access and airtime will be waived. Care billing systems do not have the ability to prorate these charges at this time.

Region specific procedures to disconnect service or upgrade service under the BRE Program:

The attached form below should be completed and faxed to the Market Support group @ 228-819-7807 for the regions below:

•	Atlanta - Georgia/Kentucky/Tennessee

•	Orlando - Florida

•	Birmingham - Alabama/Louisiana/Mississippi

•	Maryland - Carolinas Only

•	Indianapolis - Indiana

[attachment -Buyer’s Remorse Form.doc]

New York

The attached form below should be completed and faxed to the appropriate numbers listed on the form.

•	No Installs should be faxed to John Cunningham in Wichita Falls

•	BRE’s should be faxed to Lateene Martin in Tulsa.

(Fax numbers are listed on the form)

[attachment – “No InstallFormNYC.doc”]

NON EXCLUSIVE AGENT AGREEMENT

Regions listed below should call Customer Service @ 800-331-0500

•	Maryland - Washington DC/Baltimore

•	Boston - Upstate New York/Connecticut/Boston

•	Philadelphia - Philadelphia

•	Indianapolis - Ohio/Michigan

•	Chicago - Illinois/Wisconsin

•	Los Angeles - LA/San Diego/Las Vegas

•	San Francisco - SF/Seattle/Sacramento

Regions listed below should call Agent Queue @ 800-662-1093, prompt #3

•	Dallas - Texas

•	St. Louis - Kansas/Missouri/Oklahoma/Arkansas

Step 4:

Agent contacts the NOD to secure an RA# to return the phone under the BRE policy. Agents can wait and return several phones at one time. Any OEM box can be used.

Step 5:

Agent follows instructions advised by the NOD when RA number requested.

NON EXCLUSIVE AGENT AGREEMENT

Exhibit J

List of Subagents

NON EXCLUSIVE AGENT AGREEMENT

Exhibit K

Electronic Signature requirements for electronic commerce

Version 072203

This EXHIBIT K, which may be modified from time to time by Cingular, contains the specific elements that are required of a AGENT, selling CINGULAR WCS, with regard to the exact display of CINGULAR rate plan and promotional offer disclaimers, feature disclaimers and contractual terms and conditions. Failure to comply with these requirements will be considered a breach of contract.

Cingular E-Sign Process Requirements:

A.	Rate plan and promotional offer disclaimers:

1.	CINGULAR requires that the rate plan and promotional offer disclaimers provided by CINGULAR be posted on the rate plan detail page for all CINGULAR price plans and promotional offers. This text must be obvious and clearly visible by the SUBSCRIBER. AGENT understands that this text will vary by price plan, by promotional offer and by AREA WCS offered in. AGENT agrees to accurately manage this content at all times.

2.	AGENT agrees to build their web site so that the SUBSCRIBER has the option to view the rate plan detail page containing the rate plan and promotional offer disclaimers and important notices prior to purchasing a rate plan. The offer disclaimers and important notices are collectively referred to as “Important Notices.” The link to the Important Notices shall be prominently displayed on the web site, in font no smaller than font size 9. The Important Notices link shall not be at the bottom or some other obscure place on the page, but instead the Important Notice link shall be placed on the page in the immediate proximity of the discussion about the rate plans details. The Important Notice link shall state “Click Here for Important Details About This Rate Plan.” Cingular reserves the right, in its sole discretion, to determine whether the Agent has satisfied the terms of this paragraph 2. In the event that Cingular determines that the agent has not satisfied the terms of this section 2, then Agent shall either (1) change its page to meet Cingular’s requirements, or (2) Agent shall cease marketing WCS until such time as the web page meets Cingular’s requirements.

B.	Feature disclaimers:

1.	CINGULAR requires that the feature disclaimers provided by CINGULAR be posted on the web page where the SUBSCRIBER is offered the option to select features. This text must be obvious and clearly visible by the SUBSCRIBER on the web page where WCS features are offered. AGENT understands that this text will vary by feature, by promotional offer and by AREA WRS offered in. AGENT agrees to accurately manage this content at all times.

NON EXCLUSIVE AGENT AGREEMENT

C.	Contractual terms and conditions

1.	CINGULAR requires a mandatory review of the CINGULAR provided contractual terms and conditions and “click to accept” acceptance by the SUBSCRIBER as a prerequisite to order completion. The architecture of the web site must be configured to only allow a SUBSCRIBER to place an order for CINGULAR WCS after the “click to accept” acceptance process has been completed and recorded by the Agent’s web site. If the SUBSCRIBER refuses to accept the CINGULAR provided contractual terms and conditions the order transaction must not be allowed to proceed. AGENT understands that the CINGULAR provided contractual terms and conditions may vary by AREA WCS offered in. AGENT agrees to accurately manage this content at all times.

2.	If requested by CINGULAR, AGENT must be able to provide CINGULAR with proof of electronic acceptance of contractual terms and conditions by SUBSCRIBER within 72 hours of request.

3.	CINGULAR requires that a paper copy of the CINGULAR provided contractual terms and conditions be placed in the carton that is shipped to the SUBSCRIBER containing the handset. AGENT understands that the CINGULAR provided contractual terms and conditions may vary by AREA WCS offered in. AGENT agrees to accurately manage this content at all times.

D.	WebSite Archival

1.	Agent will maintain a daily archive of its web site for a running 90 days, and an archive of the Web site for the first of each month beyond 90 days. Based on this archival process, Agent must be able to reproduce the site at a later date in order to restore screen shots to show exactly what the Subscriber viewed. The screen shot would include offers page, terms and conditions, rate plans terms, checkout page, coverage maps, etc. Because of the costs involved, Agent will only reproduce the site at Cingular’s request when necessary due to an existing Subscriber legal proceeding against Cingular. Cingular will give Agent at least five (5) business days to reproduce the site for the date or time period requested. Cingular may request a reproduction of a site for reasons other than existing litigation and Agent shall then reproduce the site. In the event of such non litigation reproduction any and all costs of said reproduction will be born exclusively by of Cingular.

2.	During the term of the agreement, Agent will provide to Cingular once annually, a reproduction of the screen shots which will include Cingular’s offer page, terms and conditions, rate plans terms, checkout page, coverage maps, etc.

E.	Other Notices

1.	Except as may be waived from time to time in writing by Cingular, Agent agrees to place a double asterisk (**) on each location on the web site where the monthly access price is shown. On the same pages as the “**” the Agent shall display the following notice:

“** Cingular also imposes the following charges: a Regulatory Cost Recovery Fee of up to [***] to help defray its const incurred in complying with obligations and charges imposed by State and Federal Telecom regulations, a gross receipts surcharge, and State and Federal Universal Service Charges. The Regulatory Cost Recovery Fee is not a tax or a government required charge.”

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

NON EXCLUSIVE AGENT AGREEMENT

F.	Document Request by Cingular

1.	If requested by Cingular, Agent must provide to Cingular within three (3) business days of request, documentation including proof of electronic acceptance of Cingular’s terms and conditions by Subscriber, validation of the Subscriber’s actual order process and e-mail correspondence sent by the Agent.

SECOND AMENDMENT TO

INTERNET-BASED SALES

NON-EXCLUSIVE

AUTHORIZED AGENCY AGREEMENT

BETWEEN

CINGULAR WIRELESS LLC (“CINGULAR”)

AND

INPHONIC, INC. (“AGENT”)

WHEREAS, CINGULAR and AGENT (sometimes referred to individually as a “Party” or collectively “the Parties”) entered into the Internet-Based Sales Non-Exclusive Authorized Agency Agreement effective August 1, 2003 as amended by the Telemarketing Amendment effective August 1, 2004 and as further supplemented by the First Addendum effective August 1, 2003, the Second Addendum effective September 1, 2003 and the Third Addendum effective November 1, 2004 (collectively the “Agreement”); and

WHEREAS, the Parties now desire to further amend the Agreement to revise the compensation structure as is more fully described in this Second Amendment (the “Amendment”).

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, the Parties do agree as follows:

(1)	Except as otherwise provided herein, all of the terms, covenants and conditions used herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict among the terms and conditions of this Amendment, and the Agreement, this Amendment shall take precedence.

(2)	AT&T Wireless Services National Accounts, Inc., and Agent entered into a National Indirect Digital Multi-Network Internet Dealer Agreement effective March 6, 2000, as amended from time to time (“the AT&T Agreement”). The AT&T Agreement was assigned to Cingular as a result of the merger of Cingular and AT&T Wireless.

(3)	Notwithstanding anything to the contrary in the AT&T Agreement, including any notice requirements, which notice requirements are expressly waived, the Parties agree to terminate the AT&T Agreement effective January 1, 2005. For purposes of clarity, Agent is not entitled to any CAB payments from and after January 1, 2005 under the AT&T Agreement.

(4)	The First Addendum is hereby deleted in its entirety.

(5)	Paragraph 1(a)(iii) of Exhibit C is deleted in its entirety and replaced with:

“Cingular shall pay the following Activation Commission for each subscriber activated on a 1 or 2 year (as required by applicable rate plan) Subscriber contract:

1

Voice or Stand Alone Data Plan Monthly Access Fee	One (1) Year Agreements January 2005	One (1) Year Agreements February and March 2005	Two (2) year Agreements
Less than [***] and FamilyTalk add-ons	[***]	[***]	[***]
[***] to [***]	[***]	[***]	[***]
[***] to [***]	[***]	[***]	[***]
[***] or Greater	[***]	[***]	[***]

(6)	Paragraph 1(1)(iv) of Schedule C is amended by deleting the last sentence and replacing the last sentence with “Compensation for upgrades shall be as follows:

Upgrade Plans	1 Year Agreement	2 Year Agreement
All rate plans	[***]	[***]

(7)	Paragraph 1(a)(v) is added as follows:

(v)	As additional compensation, Cingular agrees to pay Agent a Committed Activation Bonus (“CAB”) as follows:

CAB TABLE

CAB(1) per Authorized Subscriber (2)	Authorized Subscribers during the CAB Period (3)
[***]	[***]
[***]	[***]
[***]	[***]

(1)	In the event that Cingular makes any CAB payment, and within [***] calendar days after the expiration of the CAB Period, it is later determined that Agent failed to meet any of the CAB requirements, then Agent expressly agrees that Cingular at it’s sole discretion may withhold any other fees, payments or commissions due Agent under this Agreement until such times as the CAB is fully repaid to Cingular. No amounts may be withheld by Cingular for any such CAB payment after the expiration of the referenced [***] day period.

(2)	Authorized Subscribers are those Subscribers of voice or stand alone data plans (including Blackberry, PDA Connect and Laptop Connect), (either 1 or 2 year agreements) who were activated in the Cingular or the AT&T Wireless activation systems.

(3)	The CAB Period is January through March 2005 and unless otherwise extended by written agreement by the parties the CAB shall terminate on March 31, 2005.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2

(4)	Agent is not eligible for the [***] CAB if the average monthly churn for the CAB period is greater than or equal to [***] percent [***]. For purposes of the CAB, average monthly churn is computed as the Agent’s total disconnects during the CAB period divided by the sum of Agent’s beginning of month (BOM) subscribers for each month in the CAB period.

(8)	Paragraph l (a)(vi) is added as follows:

(vi)	The CABs set forth in the CAB Table above are adjusted as follows:

CAB Adjustment Table

Average Chrun during the CAB Period	Adjustment to the CAB
[***] or less	[***]
Between [***] and [***]	[***]
Between [***] and [***]	[***]
Between [***] and [***]	[***]
[***] and greater	[***]

NOTE:	The CAB modifications are not cumulative and only one modification, if any, will be made at the conclusion of the CAB Period.

(9)	Notwithstanding anything in the Agreement to the contrary, the Vesting Period for March 2005 and each month thereafter shall be [***] days.

Except as modified herein, all terms and conditions of the Agreement and all Exhibits and any Amendments or Addenda thereto shall remain the same and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed, sealed and delivered this First Amendment in two counterparts.

CINGULAR WIRELESS LLC		INPHONIC, INC.

Sign:	/s/ [***]	Sign:	/s/ [***]
By:	[***]	By:	[***]
Title:	[***]	Title:	[***]
Date:	2/8/05	Date:	2-4-2005

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

3

FIFTH ADDENDUM TO

INTERNET BASED SALES

NON-EXCLUSIVE

AUTHORIZED AGENCY AGREEMENT

BETWEEN

CINGULAR WIRELESS LLC (“CINGULAR”)

AND

INPHONIC, INC. (“AGENT”)

WHEREAS, CINGULAR and AGENT (sometimes referred to individually as a “Party” or collectively “the Parties”) entered into the Internet-Based Sales Non-Exclusive Authorized Agency Agreement effective August 1, 2003 as amended by the Telemarketing Amendment effective August 1, 2004 and as further supplemented by the First Addendum effective August 1, 2003, the Second Addendum effective September 1, 2003, the Third Addendum effective November 1, 2004 and the Fourth Addendum (marked as Second Amendment) effective January 1, 2005 (collectively the “Agreement”); and

WHEREAS, the Parties now desire to further amend the Agreement to revise the compensation structure as is more fully described in this Fifth Amendment (the “Amendment”).

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, the Parties do agree as follows:

(1)	Except as otherwise provided herein, all of the terms, covenants and conditions used herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict among the terms and conditions of this Amendment, the Agreement and any other addenda, this Amendment shall take precedence.

(2)	Paragraph 1(a)(iii) of Exhibit C is deleted in its entirety and replaced with the following:

“Cingular shall pay the following Activation Commission for each subscriber activated on a 1 or 2 year (as required by applicable rate plan) Subscriber contract:

Voice or Stand Alone Data Plan Monthly Access Fee	One (1) Year Agreements	Two (2) Year Agreements
Less than [***] and FamilyTalk add-ons with 24 month agreements	[***]	[***]
[***] to [***]	[***]	[***]
[***] to [***]	[***]	[***]
[***] or Greater	[***]	[***]

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

1

(3)	Paragraph 1(1)(iv) of Schedule C is amended by deleting the last sentence and replacing the last sentence with “Compensation for upgrades shall be as follows:

Upgrade Plans	1 Year Agreement	2 Year Agreement
All rate plans	[***]	[***]

(4)	Paragraph 1(a)(v) is added as follows:

(v)	As additional compensation, Cingular agrees to pay Agent a Volume SPIFF:

SPIFF TABLE

SPIFF (1) per Authorized Subscriber (2)	Authorized Subscribers during the monthly SPIFF Periods (3)
[***]	[***]
[***]	[***]
[***]	[***]

(1)	In the event that Cingular makes any SPIFF payment, and within [***] calendar days after the expiration of the monthly SPIFF Period, it is later determined that Agent failed to meet any of the SPIFF requirements, then Agent expressly agrees that Cingular at it’s sole discretion may withhold any other fees, payments or commissions due Agent under this Agreement until such times as the SPIFF is fully repaid to Cingular. No amounts may be withheld by Cingular for any such SPIFF payment after the expiration of the referenced [***] day period.

(2)	Authorized Subscribers are those Subscribers of voice or stand alone data plans (including Blackberry, PDA Connect and Laptop Connect), (either 1 or 2 year agreements) who were activated in the Cingular or the former AT&T Wireless activation systems

(3)	The monthly SPIFF Periods are April, May, June, and July 2005 and unless otherwise extended by written agreement by the parties the SPIFF shall terminate on July 31, 2005. Each month is its own SPIFF period for purposes of determining SPIFF eligibility.

(4)	[***]

(5)	Paragraph 1 (a)(vi) is added as follows:

(vi)	The SPIFFs set forth in the SPIFF Table above are adjusted as follows:

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2

SPIFF Adjustment Table

Average Churn during the SPIFF Period	Adjustment to the monthly SPIFF
[***] or less	[***]
Between [***] and [***]	[***]
Between [***] and [***]	[***]
Between [***] and [***]	[***]
[***] or greater	[***]

NOTE:	The SPIFF modifications will be processed monthly based on the individual monthly churn.

(6)	Notwithstanding anything in the Agreement to the contrary, the Vesting Period shall be [***] days.

Except as modified herein, all terms and conditions of the Agreement and all Exhibits and any Amendments or Addenda thereto shall remain the same and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed, sealed and delivered this First Amendment in two counterparts.

CINGULAR WIRELESS LLC		INPHONIC, INC.

Sign:	/s/ [***]	Sign:	/s/ [***]
By:	[***]	By:	[***]
Title:	[***]	Title:	[***]
Date:	3/31/2005	Date:	3-24-05

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

3

SIXTH ADDENDUM TO

INTERNET-BASED SALES

NON-EXCLUSIVE

AUTHORIZED AGENCY AGREEMENT

BETWEEN

CINGULAR WIRELESS LLC (“CINGULAR”)

AND

INPHONIC, INC. (“AGENT”)

WHEREAS, CINGULAR and AGENT (sometimes referred to individually as a “Party” or collectively “the Parties”) entered into the Internet-Based Sales Non-Exclusive Authorized Agency Agreement effective August 1, 2003 as amended by the Telemarketing Amendment effective August 1, 2004 and as further supplemented by the First Addendum effective August 1, 2003, the Second Addendum effective September 1, 2003, the Third Addendum effective November 1, 2004, the Fourth Addendum (marked as Second Amendment) effective January 1, 2005 and the Fifth Addendum effective April 1, 2005 (collectively the “Agreement”); and

WHEREAS, the Parties now desire to further amend the Agreement to revise the compensation structure as is more fully described in this Sixth Addendum (the “Amendment”).

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, the Parties do agree as follows:

(1)	Except as otherwise provided herein, all of the terms, covenants and conditions used herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict among the terms and conditions of this Amendment, the Agreement and any other addenda, this Amendment shall take precedence.

(2)	Paragraph 1(a)(iii) of Exhibit C is deleted in its entirety and replaced with the following:

“Cingular shall pay the following Activation Commission for each subscriber activated on a 1 or 2 year (as required by applicable rate plan) Subscriber contract:

Voice or Stand Alone Data Plan Monthly Access Fee	One (1) Year Agreements	Two (2) Year Agreements
Less than $[***] and FamilyTalk add-ons with 24 month agreements	$[***]	$[***]
$[***] to $[***]	$[***]	$[***]
$[***] to $[***]	$[***]	$[***]
$[***] or Greater	$[***]	$[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

1

(3)	Paragraph 1(1)(iv) of Schedule C is amended by deleting the last sentence and replacing the last sentence with “Compensation for upgrades shall be as follows:

Upgrades Plans	1 Year Agreement	2 Year Agreement
All rate plates	$[***]	$[***]

(4)	Paragraph 1(a)(v) is added as follow:

(v) As additional compensation, Cingular agrees to pay Agent a Volume SPIFF:

SPIFF TABLE

SPIFF (1) per Authorized Subscriber(2)	Authorized Subscribers during the monthly SPIFF Periods (3)
$[***]	[***]
$[***]	[***]
$[***] (4)	[***]

(1)	In the event that Cingular makes any SPIFF payment, and within [***] calendar days after the expiration of the monthly SPIFF Period, it is later determined that Agent failed to meet any of the SPIFF requirements, then Agent expressly agrees that Cingular at it’s sole discretion may withhold any other fees, payment or commissions due Agent under this Agreement until such times as the SPIFF is fully repaid to Cingular. No amounts may be withheld by Cingular for any such SPIFF payment after the expiration of the referenced [***] day period.

(2)	Authorized Subscribers are those Subscribers of voice or stand alone data plans (including Blackberry, PDA Connect and Laptop Connect), (either 1 or 2 year agreements) who were activated in the Cingular or the former AT&T Wireless activation systems.

(3)	The monthly SPIFF Periods are [***] and unless otherwise extended by written agreement by the parties the SPIFF shall terminate on [***]. Each month is its own SPIFF period for purposes of determining SPIFF eligibility.

(4)	Agent is not eligible for the $[***] SPIFF if Agent’s churn is greater than or equal to [***] percent ([***]%) but Agent will be eligible for the next lowest SPIFF. For purposes of the SPIFF, churn is computed as the Agent’s total disconnects over the [***] days between [***], divided by the sum of Agent’s beginning of month (BOM) Subscribers for those same [***] days.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2

(5)	Paragraph 1(a)(vi) is added as follows:

(vi) The SPIFFs set forth in the SPIFF Table above are adjusted as follows:

SPIFF Adjustment Table

Average Churn during the [***] days between [***]	Adjustment to the SPIFF
[***]% or less	Add $[***]
Between [***]% and [***]%	Add $[***]
Between [***]% and [***]%	No modification
Between [***]% and [***]%	Subtract $[***]
[***]% and greater	Subtract $[***]

NOTE:	The SPIFF Adjustment modifications for [***] will be processed and paid in the normal [***] commission cycle. The [***] SPIFF Adjustment modification will be based solely on the churn for the month of [***] and will be paid in the normal [***] commission cycle.

(6)	Notwithstanding anything in the Agreement to the contrary, the Vesting Period shall be [***] days

(7)	For the purposes of the SPIFF Table in section 4 and the SPIFF Adjustment Table in section 5, Agent agrees that it will not challenge, dispute or seek reconciliation of the data generated by the MARS Reporting Systems and in this regard, Agent agrees that the MARS Reporting System data is accurate. Cingular agrees that for the purposes of calculating Agent’s claim, former AT&T Wireless Subscribers who migrate to Cingular rate plans will not be counted towards Agent’s churn.

Except as modified herein, all terms and conditions of the Agreement and all Exhibits and any Amendments or Addenda thereto shall remain the same and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed, sealed and delivered this Sixth Addendum in two counterparts.

CINGULAR WIRELESS LLC		INPHONIC, INC.

Sign:	[***]	Sign:	[***]
By:	[***]	By:	[***]
Title:	[***]	Title:	[***]
Date:	4-15-2005	Date:	4-14-2005

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

3

THIRD AMENDMENT TO

AUTHORIZED CYBER-AGENCY AGREEMENT

BETWEEN

CINGULAR WIRELESS LLC (“CINGULAR”),

and

INPHONIC, INC. (“AGENT”)

WHEREAS, the parties entered into the Authorized Agency Agreement effective August 15, 2001 (the “Agreement”); and

WHEREAS, the parties desire to amend said Agreement;

1. EXHIBIT B, is hereby deleted in its entirety and replaced with the Exhibit B attached hereto.

This Addendum is effective February 1, 2003.

Except as modified herein, all terms and conditions of the Agreement and all Exhibits and any Amendments or Addenda thereto shall remain the same and in full force and effect

IN WITNESS WHEREOF the parties hereto have executed, sealed and delivered this First Amendment in two counterparts.

CINGULAR WIRELESS LLC		INPHONIC, INC.

Sign:	/s/ [***]	Sign:	/s/ [***]
By:	[***]	By:	[***]
Title:	[***]	Title:	[***]
Date:	February 21, 2003	Date:	2-17-2003

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

1

EXHIBIT B

CYBER-AGENT COMPENSATION

I

STANDARD UP-FRONT COMPENSATION

CYBER-AGENT will be paid in accordance with the schedule below per Subscriber for each new Subscriber enrollment on a digital plan with an access charge of more than $[***] per month for which CINGULAR does not pay different compensation. CINGULAR shall inform CYBER-AGENT at the time a Plan is introduced whether CINGULAR will pay CYBER-AGENT standard compensation or reduced compensation. Certain other plans of CINGULAR currently pay reduced compensation.

Access Charge	Compensation
Greater than [***]	[***]
Greater than [***] and less than or equal to [***]	[***]
Lees than or equal to [***]	[***]

In addition to the above compensation, CYBER-AGENT shall be paid [***] or each new Subscriber enrolled on a 24 month contract.

In addition to the above compensation, CYBER-AGENT shall be paid [***] for each new Subscriber activated during any calendar quarter in which the total number number of subscribers activated by CYBER-AGENT exceeds [***].

A.	The above compensation shall be paid within [***] working days following the close of the monthly commission cycle in the Area in which the Subscriber began using CINGULAR’s service. CYBER-AGENT will not be paid for Subscribers who subscribe to CINGULAR’s service outside of any area specified in this Agreement. CINGULAR reserves the right, at any time and from time to time, to change the period used to determine payment of CYBER-AGENT compensation but by no more than [***] calendar days. CYBER-AGENT shall be notified in writing of any change in such period.

If a Subscriber does not complete [***] days of continuous active service (as defined in Section IV of this Exhibit B) in the Area in which the Subscriber began using CINGULAR’s service, CYBER-AGENT shell be required to repay to CINGULAR the amount of compensation paid by CINGULAR to CYBER-AGENT for such Subscriber. Such repayment may be deducted by CINGULAR from amounts otherwise owed to CYBER-AGENT by CINGULAR. If such amount is not deducted by CINGULAR, such repayment shall be made by CYBER-AGENT to CINGULAR within [***] days after CINGULAR notifies CYBER-AGENT that the Subscriber has failed to complete [***] days of continuous active service in the Area in which the Subscriber began using CINGULAR’s service.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2

B.	In order to be paid within the time period set forth in Paragraph A above, CYBER-AGENT must receive and retain appropriate paperwork, or CYBER-AGENT must execute an electronic, signatureless customer agreement and service subscription process, including the capture of encrypted subscriber information for Subscribers activated by CYBER-AGENT as prescribed or approved by CINGULAR. No compensation will be paid unless all needed subscriber information is accurately completed to CINGULAR’s satisfaction and in accordance with CINGULAR’s approved procedures. CYBER-AGENT will produce, within seventy-two hours of request by CINGULAR, the subscriber information, including evidence of subscriber identity and electronic signature for any Subscriber activated by CYBER-AGENT. Failure of CYBER-AGENT to produce such subscriber information as here provided shall be a material breach of this Agreement.

Additionally, CINGULAR shall not be obligated to pay any compensation to CYBER-AGENT for any Subscriber whom CYBER-AGENT enrolls on CINGULAR’s CRS with any unapproved by CINGULAR, FCC type Equipment or Equipment which does not meet the manufacturer’s recommendations. In order to ensure that compensation is appropriately credited to CYBER-AGENT’s account, CYBER-AGENT must supply CINGULAR with the correct security code when submitting activations.

C.	CYBER-AGENT is responsible for obtaining the deposit, if any, required from subscribers enrolled by CYBER-AGENT. CINGULAR shall deduct from amounts otherwise owed to CYBER-AGENT the amounts of such deposits. If such amount is not deducted by CINGULAR, such payment shall be made by CYBER-AGENT to CINGULAR within thirty (30) days after CINGULAR notifies CYBER-AGENT that the payment is due.

D.	A Subscriber who is enrolled by CYBER-AGENT and has attained [***] days of continuous active service and who then voluntarily disconnects and reconnects within [***] day period shall not be included in CYBER-AGENT’s count of Gross Additional Customers and CINGULAR shall not pay any additional Up-Front compensation to CYBER-AGENT for any such Subscriber.

If, notwithstanding the above, CINGULAR pays CYBER-AGENT compensation for a Subscriber described in this Paragraph D, CINGULAR may, in its discretion require CYBER-AGENT to repay to CINGULAR the amount of compensation paid by CINGULAR to CYBER-AGENT for such Subscriber. Such repayment may be deducted by CINGULAR from amounts otherwise owed to CYBER-AGENT by CINGULAR If such amount is not deducted by CINGULAR, such repayment shall be made by CYBER-AGENT to CINGULAR within [***] days after CINGULAR notifies CYBER-AGENT that the repayment is due. Provided, however, CINGULAR shall not require CYBER-AGENT to repay any compensation which was paid for such Subscriber after [***] days from the date of the last service activation of such Subscriber.

Additionally, if a Subscriber changes telephone numbers or Equipment, such Subscriber shall not be included in CYBER-AGENT’s count of Gross Additional Customers because of such change, and CINGULAR shall not pay any additional compensation to CYBER-AGENT

[***]

INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

3

for any such Subscriber because of such change. Subscribers shall be deemed to have changed telephone number or equipment when one person disconnects service, another person subscribes to the service, but in CINGULAR’s sole judgment, the second subscription is used by the original Subscriber. The provisions of this Paragraph D shall apply only to Subscriber enrollment in the Area in which the Subscriber began using CINGULAR’s service.

E.	A Subscriber who is enrolled by CYBER-AGENT and has attained [***] days of continuous active service and who then is disconnected for nonpayment and is subsequently reconnected shall not be included in CYBER-AGENT’s count of Gross Additional Customers and CINGULAR shall not pay any additional Up-Front compensation to CYBER-AGENT for any such Subscriber.

F.	Should CINGULAR, in its sole discretion, determine that CYBER-AGENT has inflated or otherwise manipulated its count of Gross Additional Customers by falsifying applications, adding nonexistent Subscribers, adding Subscribers who do not use minimal amounts of airtime, or by any other means or methods, then CINGULAR shall, in addition to any other rights it may have under this Agreement, have the right to immediately terminate this Agreement and/or to collect from CYBER-AGENT, and CYBER-AGENT agrees to pay to CINGULAR, all payments made to CYBER-AGENT by CINGULAR for each such Subscriber and all amounts due for unpaid bills for service for each such Subscriber. CYBER-AGENT agrees to pay any amounts due to CINGULAR within thirty (30) days after CINGULAR provides evidence to CYBER-AGENT of such actions. Provided, however, CINGULAR shall not require CYBER-AGENT to repay any compensation which was paid for such Subscriber after [***] months from such Subscriber’s service activation date.

G.	If CYBER-AGENT activates a cellular telephone number and submits the number to CINGULAR, and on the date of submission of the number to CINGULAR the equipment is not installed or picked up by the Subscriber, or if the Subscriber returns the equipment (a “no install”), CYBER-AGENT agrees to notify CINGULAR of the no install by the close of business on the second day following the submission of the number to CINGULAR. If CYBER-AGENT fails to notify CINGULAR of the no install within the above time, CYBER-AGENT agrees to pay CINGULAR, or allow CINGULAR to deduct from compensation otherwise due to CYBER-AGENT, the sum of $[***] per no install to compensate CINGULAR for the costs incurred in processing the no install. CINGULAR shall also have the right to deduct any compensation which was paid for such a no install.

H.	If CYBER-AGENT fails to notify a Subscriber of any charges due for CINGULAR’s CRS, including activation fees, access charges, or per minute charges, or if CYBER-AGENT misrepresents or provides inadequate information about any such charges, the size of the coverage area, or anything else about CINGULAR’s CRS to a Subscriber, CINGULAR shall have the right to deduct from commissions otherwise due to CYBER -AGENT, or CYBER-AGENT agrees to pay CINGULAR upon demand, an amount equal to any amount which CINGULAR pays to or allows the Subscriber for such charges of which the Subscriber was not notified or which were misrepresented to the Subscriber.

[***]

INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

4

Further, if CYBER-AGENT fails to program any Subscriber Equipment correctly and according to recommendations made and/or standards set by the manufacturer and/or CINGULAR (such recommendations and/or standards shall include but not be limited td programming for expanded spectrum), CINGULAR shall have the right to deduct from compensation otherwise due to CYBER-AGENT, or CYBER-AGENT agrees to pay CINGULAR upon demand, an amount determined by CINGULAR for such faulty programming. CINGULAR will notify CYBER-AGENT in advance of such amount.

I.	If CYBER-AGENT activates a number and the billed name and address reflect the CYBER-AGENT’s name and/or address and not the actual Subscriber (or his or her employer), CINGULAR may charge back the compensation paid to CYBER-AGENT and CYBER-AGENT agrees to be responsible for all unpaid bills for service for such a number.

J.	This section intentionally deleted.

K.	No compensation will be paid to CYBER-AGENT for numbers activated by, and in the name of, CYBER-AGENT, its Distribution Partner’s, affiliates, employees, any person included in the definition of CYBER-AGENT, and the like, if CINGULAR determines such activations are for rental or ether resale purposes.

II

UPGRADES

CINGULAR shall pay compensation for existing Subscribers who purchase new Equipment from AGENT, substitute such Equipment for their existing Equipment, comply with any other requirements CINGULAR may impose for Subscribers upgrading, including by way of example, securing an executed extension of the contract for WCS, provided that such Subscribers meet the standards of CINGULAR’s Up-Grade Policy as it exists from time to time. Compensation for upgrades shall be as follows: [***] Dollars.

III

COMPENSATION MODIFICATION

Twice each calendar year, CINGULAR shall have the right to review and modify any part of this Exhibit, except CYBER-AGENT compensation. Written notice will be furnished to CYBER-AGENT stating the date of such modifications.

On each [***] month anniversary, CINGULAR shall have the right to review and modify any part of the CYBER-AGENT Compensation. Modification to Cyber-Agent Compensation shall not exceed [***] percent [***]. Thirty days written notice will be furnished by CINGULAR to CYBER-AGENT stating the effective date of such modification.

IV

GENERAL

A.	Continuous active service refers to the use of CINGULAR’s CRS without interruption, either voluntary or involuntary.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

5

For purposes of calculating continuous active service, a Subscriber who is disconnected for nonpayment and is reconnected to CINGULAR’s service in the same billing cycle shall be considered as having continuous active service.

B.	If CYBER-AGENT receives Equipment under any CINCULAR program and invoices are not timely paid, or if CYBER-AGENT owes CINGULAR amounts for any other reason, including, but not limited to, all amounts due for unpaid bills for cellular service or equipment provided to CYBER-AGENT, its officers, employees, principals or affiliates, CINGULAR reserves the right to deduct such unpaid amounts from CYBER-AGENT’S compensation.

CYBER-AGENT understands that it will be invoiced for lost, stolen and damaged Equipment which has been shipped by CINGULAR or CINGULAR’s supplier in accordance with standard practices.

C.	If CYBER-AGENT believes there are any discrepancies in commission payments, CYBER-AGENT must submit a request for reconciliation within [***] days from the date of such payment.

D.	If CINGULAR believes that CYBER-AGENT may cease doing business as a CINGULAR CYBER-AGENT or if CINGULAR determines that this Agreement may terminate for any other reason, then CINGULAR may, in its sole discretion, withhold compensation otherwise due to CYBER-AGENT in order to cover chargebacks or other deductions from CYBER-AGENT’s compensation that CINGULAR may make for Subscribers who do not complete [***] days of continuous active service. CINGULAR shall inform CYBER-AGENT in such a case of the reasons for withholding compensation.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

6

FOURTH AMENDMENT TO

AUTHORIZED CYBER-AGENCY AGREEMENT

BETWEEN

CINGULAR WIRELESS LLC (“CINGULAR”),

and

INPHONIC, INC. (“CYBER-AGENT”)

WHEREAS, the parties entered into the Authorized Agency Agreement effective August 15, 2001 (the “AGREEMENT”); and

WHEREAS, the parties desire to amend said AGREEMENT;

1.	The following new paragraph is added to the AGREEMENT:

CYBER-AGENT has requested access to certain systems of CINGULAR for the sole purpose of upgrading customer’s equipment in accordance with CINGULAR’S upgrade policy as it may be amended from time to time.

CINGULAR hereby grants to CYBER-AGENT a royalty free, non-exclusive, non-transferable license, for the territory of the United States of America (including Puerto Rico) during the term of this AGREEMENT, to the technology owned by CINGULAR or which CINGULAR has the right to license or sublicense, for the sole purpose of upgrading CINGULAR’S Subscriber Equipment and for no other purpose.

CYBER-AGENT will not itself, or through any parent, subsidiary, affiliate, agent or other third party, decompile, disassemble, translate, create by reverse engineering or otherwise recreate any portion of the Cingular Technology, or attempt to discover any source code or underlying ideas or algorithms of any Cingular Technology. CINGULAR shall use the Cingular Technology only as explicitly provided in this Agreement and shall not adapt, modify or use any Cingular Technology to create a derivative work.

The governing principals for the use of the Cingular Technology are attached hereto as Exhibit E. Failure to comply with such principals shall be a material breach of the AGREEMENT.

This Addendum is effective April 1, 2003.

Except as modified herein, all terms and conditions of the Agreement and all Exhibits and any Amendments or Addenda thereto shall remain the same and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed, scaled and delivered this First Amendment in two counterparts.

1

CINGULAR WIRELESS LLC		INPHONIC, INC.

Sign:	/s/ [***]	Sign:	/s/ [***]
By:	[***]	By:	[***]
Title:	[***]	Title:	[***]
Date:	February 21, 2003	Date:	2-17-2003

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2

EXHIBIT E

Customer Service Module Governing Principles

Account Authorization

•	Monitor for POS.com Customer Service Module shall be located to prevent customers from viewing screen.

•	Agent shall not allow customer to view data provided by POS.com Customer Service Module.

•	Agent should only access customer’s accounts for customers who request an Equipment upgrade.

•	Customer will be required to provide their social security number in addition to their wireless number or account number.

•	Agent is required to validate any billing passwords that appear on the account before proceeding with customer inquiry or transaction.

•	Agent should follow any priority notes or customer service notes that appear on customer’s accounts. Agent shall not share the contents of notes with customers.

•	Agent should only make changes requested by the customer or authorized users of the account.

Upgrades

•	Agent will only be paid for upgrades processed via “Upgrade” link in Customer Service module. A la carte changes made via other links in the application will not result in a compensation activity.

•	Eligibility criteria are managed by Cingular Wireless and may change periodically without notice.

•	Purchase of a new handset and extension of a customer’s contract by a minimum of 1 year is required for all upgrades. (subject to revision from time to time)

•	Upgrade effective dates are required to be the same day customer signs the contract extension.

•	Any unauthorized upgrades may result in the removal of Customer Service functionality.

ESN / SIM / IMEI Changes

•	Double-check all numbers including ESN, SIM and IMEI before submitting to ensure it was keyed in correctly.

•	GAIT phones require an ESN, SIM, and IMEI to be activated correctly.

•	Any unauthorized equipment changes may result in the removal of Customer Service functionality.

3

FIRST ADDENDUM TO

AGREEMENT

BETWEEN

Cingular Wireless, LLC (“CARRIER”)

and

INPHONIC, INC. (“AGENT”)

WHEREAS, the parties entered into an Agreement effective July 1, 2003 (“Agreement”); and

WHEREAS, CARRIER is providing AGENT with additional compensation on a temporary basis; and

WHEREAS, the parties desire to amend said Agreement to reflect these intentions;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

In addition to the compensation otherwise payable under the Agreement, CINGULAR shall pay the following additional compensation:

Gross Adds Per Month:	Bonus Compensation:
[***]	[***]
[***]	[***]
[***]	[***]

The above compensation shall otherwise be paid in accordance with the terms of the Agreement including the chargeback provisions. The bonus compensation levels above are not cumulative.

This Addendum is effective July 1, 2003.

This Addendum may be changed or terminated by CARRIER at any time, upon thirty (30) days written notice, with or without cause upon notice by any means, including fax, first class mail, overnight courier or otherwise, to AGENT.

Except as modified herein, all terms and conditions of the Agreement and all Exhibits and Addenda thereto shall remain the same and in full force and effect.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

1

IN WITNESS WHEREOF the parties hereto have executed, sealed and delivered this Addendum in two counterparts.

CINGULAR WIRELESS LLC		INPHONIC, INC.

Sign:	/s/ [***]	Sign:	/s/ [***]
By:	[***]	By:	[***]
Title:	[***]	Title:	[***]
Date:	8-13-03	Date:	8-12-03

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2

SECOND ADDENDUM TO

AGREEMENT

BETWEEN

CINGULAR WIRELESS, LLC,

d/b/a CINGULAR WIRELESS

AND

INPHONIC, INC

WHEREAS, the parties entered into an Agreement effective August 1, 2003; and

WHEREAS, CINGULAR is offering a new and unique service plan to be known as the Data Connect Stand Alone Rate Plans (the “Data Connect Plan”) to its customers; and

WHEREAS, AGENT desires to offer the Data Connect Plan to its customers and CINGULAR desires to allow AGENT to offer the Data Connect Plan in the Areas where AGENT is authorized to enroll Subscribers; and

WHEREAS, the parties desire to amend said Agreement to reflect these intentions;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration; the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

The following language shall be added to the commission provisions of the Agreement:

As long as CINGULAR offers the Data Connect Plan to new Subscribers in the Area, if AGENT enrolls a qualified Subscriber under the Data Connect Plan, AGENT shall be compensated [***] dollars for such new Subscriber enrollment in lieu of any other compensation payable under the Agreement or any addenda thereto. Notwithstanding the foregoing, if Data Connect is added as an adjunct to any other plan (“Feature”) then compensation shall be paid as prescribed under the Agreement for a Feature.

Notwithstanding the foregoing, if a Subscriber does not complete the minimum period of continuous active service as required by the Agreement in the Area in which the Subscriber began using CINGULAR’s service for the vesting of compensation, AGENT shall be required to repay to CINGULAR the amount of compensation paid by CINGULAR to AGENT for such Subscriber (including any amount retained by AGENT out of the deposit required for the Data Connect Plan). Such repayment may be deducted by CINGULAR from amounts otherwise owed to AGENT by CINGULAR. If such amount is not deducted by CINGULAR, such repayment shall be made by AGENT to CINGULAR within thirty (30) days after CINGULAR notifies AGENT that the Subscriber has failed to complete the minimum period of continuous active service as required by the Agreement.

The compensation for Subscriber enrollment under the Data Connect Plan shall be paid in accordance with the other provisions of the Agreement regarding the payment of compensation.

Agent acknowledges and agrees that from time to time, Cingular shall designate certain equipment models as eligible for activation on Data Connect Plans, that are not eligible for

1

activation on traditional rate plans (“Designated Equipment”). Agent acknowledges and agrees that in the event of activation of a Designated Equipment on a traditional rate plan, Agent shall not be entitled to any commission for such activation.

This Addendum is effective September 1, 2003.

This Addendum may be terminated by CINGULAR at any time, upon thirty (30) days written notice, with or without cause upon notice by any means, including fax, first class mail, overnight courier or otherwise, to AGENT.

Except as modified herein, all terms and conditions of the Agreement and all Exhibits and Addenda thereto shall remain the same and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed, sealed and delivered this Addendum in two counterparts.

CINGULAR WIRELESS LLC, d/b/a CINGULAR WIRELESS		INPHONIC, INC.

By:	/s/ [***]	By:	/s/ [***]
Title:	[***]	Title:	[***]
Date:	9-09-03	Date:	9-4-2003

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2

THIRD ADDENDUM TO

AGREEMENT

BETWEEN

CINGULAR WIRELESS LLC,

d/b/a CINGULAR WIRELESS

AND

INPHONIC, INC

WHEREAS, the parties entered into an Agreement effective August 1, 2003 (“Agreement”); and entered into a Data Connect addendum effective September 1, 2003.

WHEREAS, CINGULAR is offering new and unique service plans known as Cingular Xpress Mail w/ Blackberry and Laptop Connect Stand Alone Rate Plans (the “Stand Alone Data Plans”) to its customers; and

WHEREAS, AGENT desires to offer the Stand Alone Data Plans to its customers and CINGULAR desires to allow AGENT to offer the Stand Alone Data Plans in the Areas where AGENT is authorized to enroll Subscribers; and

WHEREAS, the parties desire to amend said Agreement / Addendum to reflect these intentions;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

The following language shall be added to the commission provisions of the Agreement:

As long as CINGULAR offers the Stand Alone Data Plans to new Subscribers in the Area, if AGENT enrolls a qualified Subscriber under the Stand Alone Data Plans, AGENT shall be compensated per the following schedule for such new Subscriber enrollment in lieu of any other compensation payable under the Agreement or any addenda thereto. Notwithstanding the foregoing, if Stand Alone Data Plans are added as an adjunct to any other plan (“Feature”) then compensation shall be paid as prescribed under the Agreement for a Feature.

Rate Plan Code	Rate Plan Name	Monthly Access	Agent Commission 12 mth contract	Agent Commission 24 mth contract
XRE3	Cingular Xpress Mail w/Blackberry 3MB	[***]	[***]	[***]
XREU	Cingular Xpress Mail w/Blackberry Unlimited	[***]	[***]	[***]

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

1

ZB12	Laptop Connect 10MB	[***]	[***]	[***]
ZB22	Laptop Connect 20MB	[***]	[***]	[***]
ZB42	Laptop Connect 40MB	[***]	[***]	[***]
ZB62	Laptop Connect 60MB	[***]	[***]	[***]
ZBUL	Laptop Connect Unlimited	[***]	[***]	[***]

Notwithstanding the foregoing, if a Subscriber does not complete the minimum period of continuous active service as required by the Agreement in the Area in which the Subscriber began using CINGULAR’s service for the vesting of compensation, AGENT shall be required to repay to CINGULAR the amount of compensation paid by CINGULAR to AGENT for such Subscriber (including any amount retained by AGENT out of the deposit required for the Stand Alone Data Plans). Such repayment may be deducted by CINGULAR from amounts otherwise owed to AGENT by CINGULAR. If such amount is not deducted by CINGULAR, such repayment shall be made by AGENT to CINGULAR within [***] days after CINGULAR notifies AGENT that the Subscriber has failed to complete the minimum period of continuous active service as required by the Agreement.

The compensation for Subscriber enrollment under the Stand Alone Data Plans shall be paid in accordance with the other provisions of the Agreement regarding the payment of compensation.

Agent acknowledges and agrees that from time to time, Cingular shall designate certain equipment models as eligible for activation on Stand Alone Data Plans, that are not eligible for activation on traditional rate plans (“Designated Equipment”). Agent acknowledges and agrees that in the event of activation of a Designated Equipment on a traditional rate plan, Agent shall not be entitled to any commission for such activation.

This Addendum is effective November 1, 2003.

This Addendum may be terminated by CINGULAR at any time, upon thirty (30) days written notice, with or without cause upon notice by any means, including fax, first class mail, overnight courier or otherwise, to AGENT.

Except as modified herein, all terms and conditions of the Agreement and all Exhibits and Addenda thereto shall remain the same and in full force and effect.

IN WITNESS WHEREOF the parties hereto have executed, sealed and delivered this Addendum in two counterparts.

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

2

CINGULAR WIRELESS LLC d/b/a CINGULAR WIRELESS		INPHONIC, INC.

By:	/s/ [***]	By:	/s/ [***]
Title:	[***]	Title:	[***]
Date:	11/1/2003	Date:	11/1/2003

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

3